UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              (AMENDMENT NO.     )

Check  the  appropriate  box:

[ ]     Preliminary  information  statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]     Definitive  information  statement

DP  Charters,  Inc.
(Name  of  Registrant  as  specified  in  Its  Charter)

Payment  of  filing  fee  (check  the  appropriate  box):

[ ]     No  fee  required

[ ]     Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title  of  each  class  of securities to which transaction applies:
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)     Proposed  maximum  aggregate  value  of  transaction:
     (5)     Total  fee  paid:

[X]     Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)     Amount  previously  paid:
     (2)     Form,  schedule  or  registration  statement  no.:
     (3)     Filing  party:
     (4)     date  filed:

                                TABLE OF CONTENTS

I.     LETTER  TO  DP  CHARTERS  SHAREHOLDERS                                  3

II.     SUMMARY  TERM  SHEET                                                   4
A.     Parties  Involved                                                       4
B.     Key  Terms  of  the  Transaction                                        4
C.     Reasons  For  Engaging  in  This  Transaction                           5
D.     Consideration  Offered  to  Security  Holders                           6
E.     Vote  Required  For  Approval  of  the  Transaction                     6
F.     Federal  Tax  Consequences  of  the  Transaction                        7

III.     THE  PLAN  OF  REORGANIZATION                                         8
A.     Background  Of  The  Offer  And  The  Plan  Of  Reorganization          8
B.     The  Parties  to  the  Agreement  and  Plan  of  Reorganization        11
C.     Mergers,  Consolidation,  Acquisitions  and  Similar  Matters
       -  Material  Terms  of  Agreement  and  Plan  of  Reorganization       11
D.     Recommendation  And  Reasons of the DP Charters Board For
       Engaging in the Transaction.                                           13
E.     Material  Terms  of  Agreement  and  Plan  of  Reorganization          14
F.     Regulatory  Approvals  Required                                        18
G.     Federal  Tax  Consequences  of  the  Transaction                       18
H.     Consideration  Offered  To  Security  Holders                          19

IV.     GENERAL  INFORMATION                                                  20
A.     Date,  Time,  and  Place  Information                                  20
B.     Dissenter's  Rights  of  Appraisal                                     20
C.     Voting  Securities  and  Principal  Holders  thereof                   21
D.     Stock  Ownership  and  Certain  Beneficial  Owners  and Management     21
E.     Directors  and  Executive  Officers                                    23
F.     Compensation  of  Directors  and  Executive  Officers                  25
G.     Ratification  of  Independent  Public  Accountants                     26
H.     Compensation  Plan                                                     26
I.     Amendments  of  Charter,  Bylaws  or  Other  Documents                 26

V.     EXHIBITS                                                               28
Annex  A.     Plan  of  Reorganization and Acquisition between DP Charters, Inc.
              and  TTI  Technologies  Inc.                                    29
Annex  B.     1999  Annual  Report  for  DP  Charters  on  Form  10-KSB       37
Annex  C.     Sept. 30, 2000 Quarterly Report for DP Charters on Form 10-QSB  81
Annex  D.     Nov.  30,  2000  Unaudited  Financial  Statements  for  TTI     95

                                DP Charters Inc.
                       34700 Pacific Coast Hwy, Suite 303
                           Capistrano Beach, CA  92624

                                December 27, 2000

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on November 29, 2000, of DP Charters, Inc.("We", "Our"), a Nevada corporation in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:


1. To acquire all of the issued and outstanding shares or stock of TriLucent Technologies, Inc. ("TTI"), as a wholly owned subsidiary in exchange for the issuance of 38,330,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see Annex A of Information Statement).
2. To change our corporate name to TriLucent Technologies Corp., or a substantially similar name.
3. To elect Jerry Witte and George Hennessey to serve as our board of directors until our next annual meeting.
4. To ratify the appointment and continuation of Chisholm & Associates as our auditors.


   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Plan of Reorganization and Acquisition and has determined that the consideration to our shareholders is fair for our acquisition of TTI.

     Holders of approximately 72% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.


     By  Order  of  the  Board  of  Directors,

    /s/Kirt W. James
       Kirt W. James
       President

           The date of this Information Statement is December 27, 2000

                             II.  SUMMARY TERM SHEET


     This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. The Plan of Reorganization and Acquisition ("POR") is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.


A.  THE  PARTIES:

DP  Charters,  Inc.  ("DPCI",
"We",  "Our",  "Us"):          We are a Nevada Corporation that has been engaged
                               in the business of providing charter yacht services from Dana Point Harbor in California and of providing worldwide scuba tours. DPCI is a public company whose securities trade on the Over the Counter Bulletin Board (OTCBB: DPCH).

TriLucent  Technologies,
Inc.("TTI"):                   TTI,  is  a private Nevada corporation engaged in
                               The business of locating commercially viable petroleum reserves utilizing state-of-the-art hydrocarbon location technologies. TTI has exclusive rights and licenses to this these technologies.
                               (See  Section  III,  Item  B)


B.     KEY  TERMS  OF  THE  PLAN  OF  REORGANIZATION

Overview:                o     DPCI  will  acquire 10,200 shares of  TTI  stock,
                               being 100% of its issued and outstanding stock, in exchange for 38,330,000 shares of DPCI common stock. TTI's three officers and directors, who will also be the subsequent officers and directors of DPCI, own all of the shares of TTI stock.

                         o By Majority consent our shareholders of record on November 29, 2000, the acquisition of TTI, in accordance with the terms of the Plan of Reorg-anization as attached, was approved.

                         o The Board of Directors has agreed to accept the cancellation of 19.99 million shares of its common stock, thus decreasing its outstanding capitalization to 7,660,000 shares of common stock.

                         o The Board of Directors of DPCI has authorized a five for one (5:1) forward-split of its out-standing common shares, thus increasing its out-standing capitalization to 38,330,000 shares of common stock upon effectiveness of the forward split.


Other Material Considerations:
                         o TTI will operate as a wholly owned subsidiary of DPCI and will be provided funding by subsequent private placements of investment stock.

                         o DPCI will change its name to TriLucent Technologies Corp. or a substantially similar name, and obtain a new CUSIP number and symbol from the NASD.

                         o Jerry Witte and George Hennessey have agreed to serve on the Board of Directors and to enter into employment agreements with TTI and DPCI for three years.

Additional Conditions for Closing:
                         o The closing of the acquisition of DPCI is contingent upon the assignment of certain rights and patents to TTI and the issuance of investment shares to the shareholders of TTI.


C.  REASONS  FOR  ENGAGING  IN  THIS  TRANSACTION

                         o We have had limited success in raising additional capital for our operations. The Board is optimistic that additional capital can be raised in a private placement or secondary offering based upon the business potential represented by TTI's business. We do not believe that we can adequately grow our business without this additional capital and we will immediately begin to raise capital through a series of private placement offerings.

                         o The Board is further of the opinion that the economic potential of TTI represents a greater
                               opportunity  for  growth,   profitability  and
                               shareholder  value  than  we  can  realize
                               independently. This opinion is based upon (i) Our inability to adequately grow under our current business model; (ii) A belief that TTI has constructed a sufficiently capitalized business model for a successful and profitable resource company; and (iii) A determination that the multiples for public resource stocks is significantly in excess of the multiples for companies in our current industry to the benefit of our shareholders.
                               (See  Section  III,  Item  D)


D.  CONSIDERATION  OFFERED  TO
     SECURITY  HOLDERS

                         o TTI shareholders who own shares at the date of the signing of the POR on November 29, 2000, will receive 3,757.84 shares of DPCI stock for each TTI share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their TTI shares. (See Section III, Item H)

E.  VOTE  REQUIRED  FOR
    APPROVAL  OF  TRANSACTION

                         o Nevada Rev. Stat. Ann. Section 78.565 provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a share-holders meeting. Both approvals have been made. (See Section IV, Item B)

F.  FEDERAL  TAX  CONSEQUENCES
    OF  THE  TRANSACTION

                         o The transaction between TTI and DPCI appears to meet the Internal Revenue Code requirements for a tax free reorganization. The transaction is considered to be a forward merger in which there is no gain or loss recognized for the parties. In addition, there should be no taxable gain for our shareholders, but each shareholder should rely upon independent tax advice. (See Section III, Item G)


               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

                                DP CHARTERS INC.
                       34700 Pacific Coast Hwy, Suite 303
                           Capistrano Beach, CA  92624

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY.

                         III. THE PLAN OF REORGANIZATION


A.     BACKGROUND  OF  THE  OFFER  AND  THE  PLAN  OF  REORGANIZATION

     Over the course of the first part of the year 2000 we were approached by representations of two private companies ("Group 1" and "Group 2") that expressed an interest in a business combination with our company. Both of these groups required that we keep our discussions confidential. We were open to these discussions because our efforts to raise funds in a private placement were not proceeding as quickly as we had expected.

     Group 1 with whom we met had an interest in a business combination with our company but at the time our registration statement had not cleared comments. Because of our delay in getting our Registration Statement cleared of comments, discussions were broken off. We never received a written offer from them for consideration.

Group 2 proposed a business combination with a private company that operated in the natural resource industry. The business combination also involved several other related businesses involved in marketing products to consumers. A private geological company had previously acquired a substantial interest in this private company.

Our initial discussions with Group 2 again involved their company going public and eventually completing a registration statement. The discussions then evolved to the concept of doing what is known as a "reverse merger". The discussions were such that we would issue to the shareholders of Group 2's private company enough stock that they would own approximately 50% of our company. There were discussions that this ownership split might be adjusted slightly based upon our relative performance with the private company.

Our management team was familiar with the management and operations of Group 2's private company. We were seriously evaluating the advantages of this business combination but had concerns as to the relative valuations of our two companies. We also had concerns as to several post-combination management issues.

About the time we were considering signing an agreement with Group 2's private company in early June of this year, our executive management had a meeting with

George Hennessey, a former business associate of theirs in several mining ventures a couple of years earlier.

During the course of this meeting, we learned that one of Mr. Hennessey's business associates had been involved in developing several tools that aid in the exploration of oil and gas. This associate, Mr. Jerry Witte of San Antonio, Texas, had previously been a senior manager for Sonat, a large regional oil and gas concern located in Houston, Texas. Specifically, Mr. Witte was responsible for investigating alternate methods of locating hydrocarbon deposits. He also was involved in the development of certain technologies that utilized radio and microwaves used to detect hydrocarbon emissions.

Mr. Hennessey indicated to us that he and Mr. Witte, along with an associate of Mr. Witte's, wished to incorporate several of these technologies to create a global resource company whose primary function was the exploration of oil and gas. Mr. Hennessey went on to indicate that by utilizing these technologies in unison, the success rate of locating commercially viable oil and gas deposits could exceed 50%. The industry average for success is approximately 20%. These ideas combined with the fact that oil and gas prices are very favorable at this time, made us want to pursue this opportunity in more detail. We subsequently began to perform some basic due diligence on the macro-economics of the energy industry and the likelihood of commodity prices sustaining these price levels. Based on our research, they are expected to remain at or near for these levels for the foreseeable future.

     The primary location technology developed by Mr. Witte is Magno-Tellurics. Magno-Tellurics is based on identifying and quantifying telluric readings generated underground. Similar to radio waves, this tool will increase success rates by more accurately determining depth of deposits, both in size and distance to surface. While this tool still requires further development as a stand-alone exploration tool, its current status allows for integration with other technologies, the combination of which will greatly enhances successful exploration probabilities.

In the course of the meeting at DPCI's offices, Mr. Hennessey discussed TTI's business plan. It was TTI's vision to create a developmental resource company engaged in oil and gas exploration. Based on its exclusive worldwide licenses to certain technologies, it is believed that TTI can increase the commercial success of exploratory drilling for oil and gas from the industry standard of 20%, to over a 50% success rate. We believe that these technologies could significantly reduce the risk associated with oil and gas exploration, thereby creating great economic potential for our shareholders.

As our meeting with Mr. Hennessey concluded, he indicated that Mr. Witte would forward a copy of TTI's business plan so that we may begin a more comprehensive due diligence process. Within a short time frame, we received a copy of TTI's business plan and began to investigate some of its claims and reviewed in detail is forecasts for financial performance. Based on the current pricing of the industries commodities, the cash flow generated from its first five projects could yield in excess of $35 million over a five-year period. The initial capital required to enter into the first five projects is estimated at $1.25 million. Obviously, we were very intrigued by these performance numbers and decided that it would warrant further consideration, including sending our analyst to Texas to meet Mr. Witte while concurrently performing background checks on the TTI's principals.

After we learned more about specifics of the technologies that would be used, particularly with respect to the previous field tests and results, we became interested in securing a long-term business relationship with TTI, and asked that they hold off making any commitments for a business combination with other parties. Mr. Hennessey expressed to our management team that he believed the business combination of our two entities would be able to facilitate fund raising efforts and ultimately result in enhanced value for both company's shareholders.

TTI has experienced some difficulty in raising funds for their private entity and therefore the reason that they would consider this reverse acquisition is to enhance their ability to raise capital in a public market and the realization of their respective values in their company. We have committed to raising not less than $1.25 million through a private placement once the POR has been executed. Based on current market conditions, we have not yet committed to the price of said placement nor what percentage of total equity it would represent, however, we are optimistic that we will be able to achieve this goal. Please note that this fund raising is not a condition precedent to closing.

Within two days of this meeting, we prepared a non-binding letter of intent whereby we would acquire TTI as a wholly owned subsidiary of DPCI. This letter of intent was subject to the continuation of mutually satisfactory due diligence examinations.

Upon completion of these meetings our general legal counsel prepared a Definitive Plan of Reorganization and Acquisition ("POR"). A copy of the POR is attached as Annex "A" that was executed by facsimile copy on November 29, 2000.

B.     PARTIES  TO  THE  AGREEMENT  AND  PLAN  OF  REORGANIZATION

DP  Charters,  Inc.  ("DPCI")
     Additional information about our company can be found in our annual report filed on Form 10-KSB-A4 and our interim report for the period ending September 30, 2000 filed on Form 10-QSB. These reports are attached as Annex B and Annex C respectively. Additional information on DPCI can be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC as detailed herein with respect to DPCI's public filings.

TriLucent  Technologies,  Inc.("TTI")
     TTI is private Nevada corporation formed on February 10, 2000. Its shareholders are Jerry Witte and George Hennessey, who own 6,000 shares and 4,200 shares, respectively. These shares were issued for services rendered and other considerations. TTI owns licensing rights and data bases. TTI has approximately $85,000 in liabilities.

         C.     MERGERS, CONSOLIDATION, ACQUISITIONS AND SIMILAR MATTERS
              - MATERIAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

     The Plan of Reorganization and Acquisition ("POR") among TTI and the stockholders of DPCI, attached hereto as Annex A, is the governing document for this transaction. To understand this transaction completely the POR should be read in its entirety. Information about DPCI is provided in its annual report for 1999 filed on Form 10-KSBA and in its Form 10-QSB for the period through July 28, 2000, copies of which are attached as Annex C and Annex D respectively.

1.     EXECUTIVE  OFFICES  OF  PARTIES

     DP CHARTERS executive offices are at 34700 Pacific Coast Highway Suite 303, Capistrano Beach, CA 92624, telephone 949-248-9561, and fax 949-248-1688.

     TTI'S executive offices are located at 825 South St. Mary's, San Antonio, TX 78205, and telephone is 210-444-2795

2.     ABOUT  DPCI'S  BUSINESS

     Headquartered in Capistrano Beach, CA, DP Charters, Inc., known as DPCI, is a publicly listed company traded on the over-the-counter bulletin board market (OTCBB:DPCH). Our current business is to provide charter yacht services from Dana Point Harbor in California and to provide worldwide scuba tours.

     TRILUCENT  TECHNOLOGIES,  INC.

     TriLucent Technologies, Inc., is a private Nevada company that was formed on July 28, 2000. TTI is a developmental resource company engaged in oil and gas exploration. TTI has an exclusive, worldwide license to certain technologies that can increase the chance of commercial success of exploratory drilling for oil and gas from an industry standard of 20% to over a 50% success rate. These technologies can significantly reduce the risk associated with oil and gas exploration thereby creating great economic potential for its shareholders. The centerpiece of the Company's technology, Magno-Tellurics is based on identifying and quantifying telluric readings generated underground. Similar to radio waves, this tool will increase success rates by more accurately determining depth of deposits, both in size and distance to surface. All of the Company's technologies have been verified in several blind field tests over proprietary 3D seismic surveys and proven by drilling to be at least 50% correct in identifying oil and gas anomalies directly over fields. These technologies can identify hydrocarbons over shallow or deep fields regardless of whether they are gas or oil. Gas fields with an aerial extent as small as 150 acres have been identified at a depth more than 15,000 ft below the surface. Over 6 million acres of prospected acreage has been investigated with this technology in the US. The company has used its technology to identify large parcels of un-drilled oil and gas fields.


3.     SUMMARY  OF  TRANSACTION

a.     Terms  of  Transaction.

At least twenty days after the mailing of this information statement to our shareholders, 38,330,000 new investment shares of DPCI common stock will be issued to the shareholders of TTI such that for each share of TTI stock owned they will receive 3757.84 shares of DPCI common stock. DPCI will continue the business operations of TTI as a wholly owned subsidiary of DPCI. The share ownership of TTI prior to this transfer will be as follows:

   -----------------------------------------------
   | Jerry  Witte                         6,000  |
   | George  Hennessey                    4,200  |
   |                                      -----  |
   |                     TOTAL           10,200  |
   -----------------------------------------------

Details of the POR are set forth in Section E that follows. The following is a summary of the key provisions of this transaction:

- DPCI has agreed to provide funding of up to $1,250,000 to TTI, subsequent to closing and not a condition precedent thereto, and pursuant to a budget mutually agreed upon by both parties.

- Jerry Witte and George Hennessey will be elected to the Board of Directors of DPCI.

- Jerry Witte and George Hennessey will have three-year employment agreements with TTI and DPCI.

- There shall be no reverse split of DPCI's stock for at least eighteen months after the closing.

     In connection with this transaction our name will be changed to TriLucent Technologies Corp., or a substantially similar name.

TTI shareholders will receive 3,757.84 shares of DPCI stock for each share of TTI stock owned on the record date of November 29, 2000.

D. RECOMMENDATION AND REASONS OF THE DP CHARTERS BOARD FOR ENGAGING IN THE TRANSACTION.

     The Board has approved the adoption of the POR and recommended it for approval by majority consent of shareholders for the following reasons.

1.     POTENTIAL  FOR  STOCK  GROWTH

     The Board of Directors of DPCI believes that its stockholders can realize more growth in DPCI stock post this business combination than could be realized without this combination. The stock prices and market capitalization or "market cap" (number of shares issued and outstanding multiplied by the market price of the shares) for public companies that are considered global resource companies such as TTI are significantly higher than private companies that are engaged in our current industry.

It is the belief of our Board that the market support for DPCI stock will increase subsequent to the business combination, which will in turn facilitate a more orderly and less volatile trading market.

 Although it is not a certainty, our Board believes that all of these factors combined provide the potential for our shareholders to realize more growth as post merger DPCI shareholders than will be experienced currently as DPCI shareholders. And while there is virtually no market for the sale of DPCI shares, now it is our belief that a significant market for the trading of our shares will develop as the managers DPCI/TTI begin to execute their business plan.

2.     LACK  OF  CAPITAL  FOR  GROWTH

     Our potential for profitability and growth is limited by our dependence on outside capital. The primary needs for TTI's capital have been for working capital, participation in working interests and lease acquisition. Currently, the TTI has funded its operations from loans obtained form third-party investors. The operational strategy for TTI is to provide services to exploration companies for an interest in wells that are subsequently drilled, primarily from data generated by TTI. Based on current contracts, this percentage interest in wells drilled, known in the industry as a "working interest," can range from 20% to 30%.

Based on current budget analyses, TTI expects to incur a monthly operating expense of approximately $75,000. We expect to be able to work or "shoot" two to three prospects per month, and the previous monthly operational expense reflects this amount of work. Therefore, given our expectations of successful well completions, based on our field tests, we should begin to generate working interest revenue within three to four months.

We believe that providing TTI with $1.25 million, secured through a subsequent private placement, will be adequate to fund their operations until a revenue stream can be established through its participation in various working interests. Based on discussions with various investor groups, we feel very optimistic in being able to secure this level of financing within a 30 to 60 day period. Our confidence in being able to raise private funds for a public entity is due primarily to the fact that TTI is in the natural resource/energy business, a sector that has enjoyed a significant increase in pricing over the last twelve months, and whose respective companies have experienced a substantial increase in earnings and, correspondingly, market capitalization. Based on our due diligence, which is performed in part through the various publicly-available energy analysts, we feel that pricing for oil and natural gas should remain in the $30 and $5 ranges, per barrel and per MMCF, respectively, for the duration of 2001 and beyond. Inventory supplies and production rates have reversed their respective trends and the statistics on their relative ratio to one another appear to indicate that commodity pricing will remain consistent in the short and medium runs.

We believe that the 18 months of start-up and operating capital will be sufficient for the TTI to execute the strategies enumerated in its business plan and establish an ongoing and increasing revenue stream.

E.     MATERIAL  TERMS  OF  AGREEMENT  AND  PLAN  OF  REORGANIZATION

1.     BASIC  TRANSACTION.

a.     The  Reorganization  and  Acquisition.

DPCI and the TTI are hereby reorganized, such that DPCI shall acquire all the capital stock of the TTI with all of its current assets, liabilities and businesses, and TTI shall become a wholly owned subsidiary of DPCI. DPCI shall change its corporate name to TriLucent Technologies, Corp., or a substantially similar name.

Effective Date: This Plan of Reorganization and Acquisition shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and the time of such effectiveness shall be called the effective date hereof.

Contemporaneously with the effectuation of the POR, 38,330,000 shares of DPCI stock will be issued to the shareholders of TTI. This transaction shall be subject to shareholder approval by both DPCI and TTI shareholders. Subject to the terms and conditions of this Agreement, at the effectuation of the POR (which shall be at least 20 days after the first mailing of this Information Statement to Shareholders of DPCI), the TTI stockholders shall surrender to DPCI all of the TTI shares representing 100% of the ownership interest in TTI in exchange for 38,330,000 DPCI shares in a stock-for-stock, tax-free acquisitive reorganization of TTI by the DPCI pursuant to Code 368(a)(1)(B) and (C). TTI shall distribute its pro-rata amount of the DPCI shares, that are received to its shareholders pursuant to the acquisition of by DPCI on a pro-rata basis to their ownership interest in TTI at the record date of November 29, 2000, on a fully diluted basis pursuant to Code 354, 355 or 356.

b.     Loan  Prior  to  Closing.

The Tiburon Group a private third party investor, funded to TTI on various dates throughout the second-half of fiscal 2000, a loan in the aggregate principal amount of $85,000.00, pursuant to the terms of a secured promissory note and a security agreement. This obligation shall remain enforceable against TTI as per its terms.


 2.        CONDITIONS  PRECEDENT  TO  REORGANIZATION

a.     The  Boards  of  Directors.

     The Board of Directors of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by DPCI, in accordance with IRS 361(a) and 368(a). These U.S. tax provisions provide that no gain or loss be recognized from a statutory merger of two corporations.

b.     The  Shareholders  of  DPCI.

     The Shareholders of DPCI shall have approved the acquisition and this agreement and each shall have been approved and adopted by the Board of Directors of DPCI in a manner consistent with the laws of its Jurisdiction and its constituent documents.

c.   The  Shareholders  of  TTI

     The Shareholders of TTI shall have approved the acquisition and this agreement, and each shall have been approved and adopted by the Board of Directors of TTI in a manner consistent with the laws of its Jurisdiction and its constituent documents.

d.   Effective  Date:

     The POR shall become effective on a date designated hereinafter as the "Closing Date"; provided that the following conditions precedent shall have been met, or waived in writing by the parties:

     (i) On or prior to the Closing, DPCI shall have completed a 1:5 forward split of its common stock and shall have accepted the cancellation of 19,990,000 affiliate shares, such that DPCI shall have no more than 38,330,000 (post-split) shares of common stock issued and outstanding at Closing; provided that this figure be subject to upward adjustment for the provision that no shareholder having less than 100 shares, if any, shall not be reduced further, and no shareholder having 100 shares or more shall be reduced below 100 shares.

     (ii) DPCI shall have substantially no assets and no liabilities at the time of Closing, except for expenses in connection with this transaction not to exceed $150,000.

     (iii) Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete the POR as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties, which shall be no later than sixty (60) days after the Effective Date;

     (iv) The POR shall have been approved by the holders of more than one-half of the common shares of TTI and DPCI;

     (v) The rights of all dissenting shareholders, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with the POR;

     (vi) All of the terms, covenants and conditions of the POR to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     (vii) The representations and warranties of the parties, contained in the POR, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

     3.     TERMINATION  OF  POR.

The POR may be terminated at any time prior to closing, whether before or after approval by the shareholders of TTI;

a.          By  mutual  consent  of  DPCI  and  TTI;  or

b. By either party if the other is unable to meet the specific conditions precedent applicable to its performance within a reasonable time.

In the event the POR is terminated by either DPCI or TTI, as provided above, the POR shall forthwith become void and there shall be no liability on the part of either DPCI or TTI or their respective officers and directors.


4.     OTHER  CONDITIONS  OF  ACQUISITION.

     a.     TriLucent's  liabilities  will  not  exceed  $150,000  at  Closing;

     b. TriLucent shall own all of the assets it currently owns, except as may be sold or transferred in the ordinary course of business;

     c. Employment agreements will be in place for all key employees of TriLucent;

     d. Subject to the Closing of the transaction the present directors of DPCI shall resign and the following nominees of TriLucent shall be elected to serve in their stead: Jerry Witte and George Hennessey.

     e. There shall be no reverse split of the stock of DPCI for a period of 12 months from the date of closing the transaction;


5.     SUPPLEMENTAL  POST-CLOSING  AGREEMENTS

a. DPCI agrees to work with investment bankers and TTI to develop budgets on an ongoing basis and to provide TTI with up to $1,250,000.

b. Each of the three executives of the TTI will be treated fairly relative to DPCI's other executives at the comparable level of employment with respect to salaries, benefits and stock options.


6. EMPLOYMENT AGREEMENTS. Upon closing of the POR, DPCI will execute employment agreements with Jerry Witte and George Hennessey.

7.  CONVERSION  OF  TTI  SHARES.

          At Closing, DPCI shall issue and deliver three stock certificates representing a total of 38,330,000 new investment shares of its common stock (or such other number as is equal to the total number of shares issued and outstanding at Closing pursuant to Paragraph III.D.3 above) to or for the shareholders of TTI, based on a pro-rata allocation of its 10,200 outstanding shares. The new shares issued to the shareholders of TTI will be restricted securities for a period of not less than twelve (12) months; provided that the holders of such shares shall be entitled to cause DPCI to include such shares in any registration statement filed with a state or federal securities commission ("Piggyback Registration Rights").

     At the closing each of the 10,200 TTI shares shall be exchanged for approximately 3,757.84 DPCI Shares (the "Conversion Ratio"). The Conversion
                                             ------------------
Ratio shall also be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of TTI Shares outstanding.


F.     REGULATORY  APPROVALS  REQUIRED

     No Federal or State Regulatory requirements must be complied with expect for compliance with the Federal Proxy Rules of the Securities Exchange Act of 1934. Approval must be obtained from the shareholders of DP Charters that own a majority of the outstanding shares under Nevada Law.


G.      FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION


     Internal Revenue Code (IRC) sections 351 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of TTI's assets into DPCI in exchange for stock is considered to be a forward merger in which DPCI will acquire control of TTI. The shares issued by DPCI to be distributed to the TTI stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. DPCI will preserve TTI's business or continue to use their assets in the wholly-owned DPCI subsidiary.

     The shareholders of TTI will receive no other consideration than shares of DPCI stock. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of DPCI with TTI or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.


H.     CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS

     TTI shareholders who own shares at the record date of November 29, 2000, will receive 3,757.84 shares of DPCI stock for each TTI share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their TTI shares. The ratio of DPCI shares that are being distributed to TTI shareholders has been calculated by dividing the 38,330,000 million shares received from DPCI for the acquisition of TTI by 10,200, which is the number of shares issued and outstanding for TTI.



                 THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK

                             IV. GENERAL INFORMATION

     This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

1. To acquire all of the issued and outstanding shares or stock of TriLucent Technologies, Inc. ("TTI"), as a wholly owned subsidiary in exchange for the issuance of 38,330,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Agreement and Plan of Reorganization (see Annex A of Information Statement).
2. To change our corporate name to TriLucent Technologies Corp., or a substantially similar name.
3. To elect Jerry Witte and George Hennessey to serve as our board of directors until our next annual meeting.
4. To ratify the appointment and continuation of Chisholm & Associates as our auditors.


A.     DATE,  TIME  AND  PLACE  INFORMATION

     There WILL NOT be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

This information statement is first being mailed on or about December 27, 2000 to the holders of Common Stock as of the Record Date, November 29, 2000. Under Federal law the record date was determined as the date that the first public announcement was made of the Plan of Reorganization and Acquisition.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. DP Charters is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by DP Charters, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Karl Rodriguez, at 949-248-9561.

     This acquisition of TTI is described in more detail under the section entitled "Annex A The Plan of Reorganization and Acquisition". If these conditions are satisfied, then under Federal law this transfer will not be effective until at least 20 days after this information statement was mailed to you.


B.  DISSENTERS'  RIGHTS

     Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as provided in this Information Statement.


C.  VOTING  SECURITIES

     DPCI presently has only one class of voting stock outstanding, namely its common stock. This Company's Common Voting Stock of par value $0.001 per share, of which 100,000,000 shares are authorized and 27,656,000 shares were issued and outstanding as of the Record Date, November 29, 2000. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice.

Nevada Rev. Stat. Ann. Section 78.565 provides that the sale of all of the assets of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock.
Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting. Both approvals have been made.


D.  STOCK  OWNERSHIP  AND  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

1. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of the company's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by the Company, to be the beneficial owner or owners of more than five percent of any voting class of our common stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. We only have one class of stock namely Common Stock.

 2. SECURITY OWNERSHIP OF MANAGEMENT. To the best of our knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, known to or discoverable by the company. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

Please see the following table for the Officer and Directors and Owners of 5% or more.

                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE
                  (AS OF THE RECORD DATE OF NOVEMBER 29, 2000)

 Name and Address of Beneficial Owner. . .  Actual       %       Attributed        %
                                            Shares               Shares
                                            Owned                Owned
------------------------------------------------------------------------------------
J. Dan Sifford, Jr. (1). . . . . . . . . .   2,500,000     9.04  20,000,000    72.32
62 Bay Heights Drive
Miami, Florida 33133
------------------------------------------------------------------------------------
Kirt W. James (1). . . . . . . . . . . . .   2,500,000     9.04  20,000,000    72.32
24843 Del Prado #318
Dana Point CA 92629
------------------------------------------------------------------------------------
Jerry Witte Director Nominee(3). . . . . .           0     0.00           0        0
717 E Guenther
San Antonio, Tx 78210
------------------------------------------------------------------------------------
George Hennessey  Director Nominee(3). . .           0     0.00           0        0
946 Orleans Road #G1
Charleston, SC  29407
------------------------------------------------------------------------------------
All Officers and Directors as a Group. . .   5,000,000    18.08  20,000,000    72.32
------------------------------------------------------------------------------------
Laurencio Jaen O. (2). . . . . . . . . . .           0     0.00  20,000,000    72.32
Torre Universal
Ave Federico Boyd
Piso No. 12 (Penthouse)
Panama, Republic of Panama
------------------------------------------------------------------------------------
Teodoro F. Franco L. (2) . . . . . . . . .           0     0.00  20,000,000    72.32
Torre Universal
Ave Federico Boyd
Piso No. 12 (Penthouse)
Panama, Republic of Panama
------------------------------------------------------------------------------------
Leopoldo Kennion G (2) . . . . . . . . . .           0     0.00  20,000,000    72.32
Torre Universal
Ave Federico Boyd
Piso No. 12 (Penthouse)
Panama, Republic of Panama
------------------------------------------------------------------------------------
Intrepid International S.A. (1) (2). . . .  15,000,000    54.24  20,000,000    72.32
Torre Universal
Ave Federico Boyd
Piso No. 12 (Penthouse)
Panama, Republic of Panama
------------------------------------------------------------------------------------
Total "Other 5% Owners" of the Registrant.  15,000,000    54.24  20,000,000    72.32
------------------------------------------------------------------------------------
Total Shares Issued and Outstanding. . . .  27,656,000   100.00  27,656,000   100.00
------------------------------------------------------------------------------------



     (1) The Officers and Directors of this Registrant are affiliates of the Principal Shareholder. For this reason the attribution of all shares to each is shown in the table. The shares listed as issued to them are in fact issued to them, as individuals, and are beneficially owned by them as indicated.

     (2) The Ownership of the 15,000,000 is held by Intrepid International as a corporate asset and is not the personal asset of any of its Officers, Directors or shareholders. These Officers, Directors and Shareholders of the Panamanian Principal shareholders are the same three persons. Their names and percentage of ownership are Laurencio Ja n O. (50%), Teodoro F. Franco L. (50%), Leopoldo Kennion G. (0%). Please see Item 7 of this Part, Certain Relationships and
Related  Transactions  for  further  information.

     (1) (2) Each of the shareholders shown in the foregoing table have sole voting power with respect to their actual legal ownership, Mr. James, Mr.
Sifford, and the Panama Corporation. There are no legal or contractual arrangements which require these affiliates to act in concert with respect to their share ownership.

     (3) The Director nominees are currently officers of TTI and own the following TTI shares of common stock: Jerry Witte owns 6,000 shares (58.82%) and George Hennessey owns 4,200 shares (41.18%).


         3.     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, the following table sets forth the directors, executive officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis:


Individual . . . . . .  No. of Late Reports  No. of Transactions
                                             not reported
----------------------------------------------------------------
Kirt W. James. . . . .                    1                    0
----------------------  -------------------  -------------------
J. Dan Sifford Jr. . .                    1                    0
----------------------  -------------------  -------------------
Intrepid International                    1                    0
----------------------  -------------------  -------------------



E.  DIRECTORS  AND  EXECUTIVE  OFFICERS

     By majority consent, proposal 3 was approved for the election of the board of directors of DPCI; Jerry Witte and George Hennessey, to serve until the next meeting of shareholders. Kirt W. James and J. Dan Sifford are the current
Directors of DP Charters, having taken office from the inception of the Registrant, and shall serve until their successors are elected or appointed. The business experience and biographies of the Director nominees are as follows:

JERRY D. WITTE, age 48, has over twenty years experience in the oil and gas exploration industry. Currently he is the President, of FEI exploration, an oil and gas exploration company generating prospect using RRTs technologies in conjunction with traditional exploration tools. From 1998 to 1999 he acted as the Vice President of Exploration for Power Exploration, a start up company focusing on using risk reduction technologies as recon exploration tools and then confirming with traditional exploration technologies. As VP of Exploration he conducted research into the science and patents behind risk reduction tools.

From 1985 to 1998 Mr. Witte held the following positions with Sonat Exploration:
From 1997 to 1998 he held the position of Manager of Earth Science Applications which focused on reducing cost, making better business decision and reducing risk of exploration achieved by using computers and new technologies. From 1993 to 1996 he held the position of Manager of Corporate Exploration Planning and Special Projects which concentrated on workflow and exploration strategy analysis, budgeting, short and long-term economic forecast, presentation of technical sciences and company data to Directors and NY stock analysis community. From 1988 to 1992 he held the position of Manager of Acquisition Evaluations where he was responsible for property acquisition for Sonat's initial phase of acquisition and field development, over $300 million dollars spent while more than doubling the companies reserve base. 300 development wells drilled with 90% success. And from 1986 to 1988 he was the District Geologist responsible for field mapping for additional development.

From 1982 to 1985 Mr. Witte worked for Gulf Oil as a Development and Enhanced Recovery Geologist. Detailed reservoir mapping of highly faulted oil fields for additional development opportunities. Last well drilled found 90 ft of new pay in center of a field with over 500 wells. From 1982 to 1979 he was a Geologist for Reservoirs Inc., where he used Scanning Electron Microscope & X-Ray diffraction, identify the minerals that were hindering production. He also determined completion or remedial workover solutions that would reverse or control this problem.


GEORGE D. HENNESSEY, age 65, earned his B.S. in Geology at Arizona State University in 1960 and had a post-graduate education at Brigham Young University in the area of Accounting and Business Management. Since 1977, Mr. Hennessey has been a consultant for Major Mining Companies, Private Corporations, Investment Groups and Individuals, relative to mineral exploration, mineral property evaluations, acquisitions, and dispositions. These undertakings were primarily for lode and placer occurrences of precious metals and industrial minerals both domestically and overseas. Some of the clients include: Bear Creek Mining Company (Kennecott), ASARCO, US Borax & Chemical Corp, Pegasus Gold Corporation, Lexham Sea, Ltd., Columbia International Corporation, Christensen Diamond Products, Alliance Nuclear Corporation, and Sandpiper Corporation. Mr. Hennessey made numerous contributions to the industry. He discovered the Montoro silver/copper deposit in NW Montana. As a consultant, introduced US Borax to this find. In turn the property was staked, drilled and partially defined. To date, it is recognized as the largest silver ore reserve in the world, currently being developed by a major Canadian Mining Company. He discovered, developed and mined a small uranium deposit in SE Utah, selling direct shipping ore to Atlas Minerals. He developed, mined, processed and sold concentrates from a small tungsten deposit in Western Montana. He has also been instrumental in compiling data, making property presentations and assisting in negotiations relative to the Kennecott/ASARCO joint venture on the Spar Lake Mine. Efforts culminated in a successful agreement, ultimate development and production from the nation's premier silver producing mine.



 F.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Each of the two Officer/Directors have been issued 2,500,000 new investment shares of common stock, each for present service and incentive purposes, in connection with, and as a part of the initial issuance of 20,000,000 shares to founders for organizational costs, and valued at $20,000.00 (par value). The names of those officers and directors receiving these shares are Kirt W. James, and J. Dan Sifford, Jr. No other compensation, or plan of compensation, has been made, authorized or contemplated at the present time and for the present period of company. The Management shares were issued in 1997 at par value. The value attributed to the shares provided to the Officers therefore would be $2,500.00 each. The following Summary Compensation Table is as of December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term Compensation
                                   Annual Compensation                         Awards            Payouts
-------------------------------------------------------------------------------------------------------------
a                         .  b            c          d           e          f         g        h        i
-------------------------------------------------------------------------------------------------------------
                                                                                 Securities
Name. . . . . . . .                                            Other     Restric-   Under-         All Other
And . . . . . . . .                                            Annual      ted     lying            Compen-
Principal . . . . .                                            Compen-    Stock   Options    LTIP    sation
Position. . . . . .                     Salary      Bonus    Sation ($)   Awards  SARs (#)  Payouts    ($)
                            Year         ($)         ($)                   ($)                ($)
-------------------------------------------------------------------------------------------------------------
Kirt W. James . . .         1999          0           0           0         0         0        0        0
President . . . . .         1998          0           0           0         0         0        0        0
                            1997          0           0           0         0         0        0        0
-------------------------------------------------------------------------------------------------------------
J. Dan Sifford, Jr.         1999          0           0           0         0         0        0        0
Secretary/. . . . .         1998          0           0           0         0         0        0        0
Treasurer . . . . .         1997          0           0           0         0         0        0        0
-------------------------------------------------------------------------------------------------------------


OUTSTANDING  STOCK  OPTIONS

The  Company  has  no  outstanding  stock  options  or  warrants.

G.  RATIFICATION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

     By majority shareholder consent, proposal number 4, the ratification of Chisholm & Associates, LLC, as our auditors, has been approved. Chisholm & Associates, LLC, prepared the audited financial statements for the fiscal years ending December 31, 1999, and 1998. During the past two years there have been no changes in, or disagreements with, accounts on accounting and/or financial disclosure.

H.  COMPENSATION  PLAN

          TriLucent Technologies, Inc. has Employment Agreements with Jerry Witte and George Hennessey. When the POR, attached as Annex A, is effectuated these officers will have executed employment agreements for a duration of three years. The Summary Compensation Table on the following page is as of December 31, 2000.

                          PRO-FORMA COMPENSATION TABLE
           AS PER PROPOSED EMPLOYMENT AGREEMENTS WITH OFFICERS OF TTI


                                                                                 Long Term Compensation
                                   Annual Compensation                         Awards            Payouts
-------------------------------------------------------------------------------------------------------------
a                         .  b            c          d           e          f         g        h        i
-------------------------------------------------------------------------------------------------------------
                                                                                 Securities
Name. . . . . . . .                                            Other     Restric-   Under-         All Other
And . . . . . . . .                                            Annual      ted     lying            Compen-
Principal . . . . .                                            Compen-    Stock   Options    LTIP    sation
Position. . . . . .                     Salary      Bonus    Sation ($)   Awards  SARs (#)  Payouts    ($)
                            Year         ($)         ($)                   ($)                ($)
-------------------------------------------------------------------------------------------------------------
Jerry Witte                 2000        50,000        0           0         0         0        0        0
CEO                         2001        75,000        0           0         0         0        0        0
                            2002        90,000        0           0         0         0        0        0
-------------------------------------------------------------------------------------------------------------
G. Hennessey                2000        50,000        0           0         0         0        0        0
VP                          2001        75,000        0           0         0         0        0        0
                            2002        90,000        0           0         0         0        0        0
-------------------------------------------------------------------------------------------------------------


I.  AMENDMENTS  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

     By majority shareholder consent, proposal number 2 has been approved such that our Articles of Incorporation will be amended to change our corporate name to TriLucent Technologies Corp., or a substantially similar name upon effectuation of the Plan of Reorganization and Acquisition.

                                   SIGNATURES


                      By Order of the Board of Directors of
                                DP CHARTERS, INC.


December  27,  2000

/s/Kirt W. James          /s/J. Dan Sifford, Jr.
   Kirt W. James             J. Dan Sifford, Jr.
   President                    Secretary/Treasurer

                                 EXHIBITS INDEX

                                                                        Page No.

Annex  A.     Plan  of  Reorganization  and  Acquisition                      29

Annex  B.     1999  Annual  Report  for  DP  Charters  on  Form 10-KSB-A4     37

Annex  C.     Sept. 30,  2000 Quarterly Report for DP Charters on Form 10-QSB 81

Annex  D.     Nov.  30,  2000  Unaudited  Financial  Statements  for  TTI     95

--------------------------------------------------------------------------------
                                     Annex A

                     PLAN OF REORGANIZATION AND ACQUISITION
--------------------------------------------------------------------------------

                     PLAN OF REORGANIZATION AND ACQUISITION
                                    BY WHICH

                                DP CHARTERS, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                              TTI TECHNOLOGIES INC.
                             (A NEVADA CORPORATION)


     THIS PLAN OF REORGANIZATION AND ACQUISITION is made and dated this 29th Day of November, 2000 by and between the above referenced corporations, and shall become effective on the "Effective Date" as defined herein.

I.  THE  INTERESTED  PARTIES

     A.  THE  PARTIES  TO  THIS  PLAN

     1.  DP  CHARTERS,  INC.  ("DPCI"),

     2.  TTI  TECHNOLOGIES  INC.  ("TTI"),

 II.  RECITALS

     A.  THE  CAPITAL  OF  THE  PARTIES:

     1. THE CAPITAL OF DPCI consists of 100,000,000 shares of common voting stock of $.001 par value authorized, of which 27,656,000 shares are issued and outstanding of which no more than 38,330,000 common shares shall be issued and outstanding as at the Closing contemplated herein and there are no other classes of stock, options or warrants authorized or outstanding in DPCI.

     2. THE CAPITAL OF TTI consists of 25,000 shares of common stock without nominal or par value of which no more than 10,200 common shares shall be issued and outstanding as at the Closing contemplated herein.

     3. Each Corporation hereby represents and warrants that the Recitals of this Section A of Part II, are true, correct and accurate.

     B. THE BACKGROUND FOR THE ACQUISITION: DPCI desires to acquire TTI and the shareholders of TTI wish to be acquired by a public company. The parties desire that the transaction be accomplished by the acquisition of TTI as a wholly owned subsidiary of DPCI.

                  III.  CONDITIONS PRECEDENT TO REORGANIZATION

     A. THE BOARDS OF DIRECTORS of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by DPCI, in accordance with IRS 361(a) and 368(a). These U.S. tax provisions provide that no gain or loss be recognized from a statutory merger of two corporations.

     B. THE SHAREHOLDERS OF DPCI shall have approved the acquisition and this agreement and each shall have been approved and adopted by the Board of Directors of DPCI in a manner consistent with the laws of its Jurisdiction and its constituent documents.

     C. THE SHAREHOLDERS OF TTI shall have approved the acquisition and this agreement, and each shall have been approved and adopted by the Board of Directors of TTI in a manner consistent with the laws of its Jurisdiction and its constituent documents.

     D. EFFECTIVE DATE: This Plan of Reorganization shall become effective on a date designated hereinafter as the "Closing Date"; provided that the following conditions precedent shall have been met, or waived in writing by the parties:

     1. On or prior to the Closing, DPCI shall have completed a 1:5 forward split of its common stock and shall have accepted the cancellation of 19,990,000 affiliate shares, such that DPCI shall hav e no more than 38,330,000 (post-split) shares of common stock issued and outstanding at Closing; provided that this figure be subject to upward adjustment for the provision that no shareholder having less than 100 shares, if any, shall not be reduced further, and no shareholder having 100 shares or more shall be reduced below 100 shares.

     2. DPCI shall have substantially no assets and no liabilities at the time of Closing, except for expenses in connection with this transaction not to exceed $150,000.

     3. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete this Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties, which shall be no later than sixty (60) days after the Effective Date;

     4. This Plan of Reorganization and Acquisition shall have been approved by the holders of more than one-half of the common shares of TTI and DPCI;

     5. The rights of all dissenting shareholders, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with this Plan of Reorganization and Acquisition;

     6. All of the terms, covenants and conditions of this Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     7. The representations and warranties of the parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

     E. TERMINATION. This Plan of Reorganization and Acquisition may be terminated at any time prior to closing, whether before or after approval by the shareholders of TTI; (i) by mutual consent of DPCI and TTI; or (ii) by either party if the other is unable to meet the specific conditions precedent applicable to its performance within a reasonable time. In the event that termination of this Plan of Reorganization and Acquisition by either DPCI or TTI, as provided above, this Plan of Reorganization and Merger shall forthwith become void and there shall be no liability on the part of either DPCI or TTI or their respective officers and directors.


                            IV.  PLAN OF ACQUISITION

     A. REORGANIZATION AND ACQUISITION: DP Charters, Inc. and the TTI Technologies Inc. are hereby reorganized, such that the DPCI shall acquire all the capital stock of TTI Technologies Inc. with all of its current assets, liabilities and businesses, and TTI Technologies Inc. shall become a wholly owned subsidiary of DP Charters, Inc. DP Charters, Inc. shall change its corporate name to TTI Technologies, Corp. or a substantially similar name.

Effective Date: This Plan of Reorganization and Acquisition shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and the time of such effectiveness shall be called the effective date hereof.

     B. SURVIVING CORPORATION: Both corporations shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of its respective jurisdiction.

     Rights of Dissenting Shareholders: DP Charters, Inc. is the entity responsible for the rights of dissenting shareholders.

     a. Service of Process: DP Charters, Inc. may be served with process in any proceeding for the enforcement of the rights of a dissenting shareholder, if any, pursuant to any extent required by the laws of the State of Nevada.

     b. Agent for Mailing Process: the person to whom process may be served upon is Karl Rodriguez, Special Counsel, 34700 Pacific Coast Highway, Suite 303, Capistrano Beach, CA 92624.

     C. SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

     D. SURVIVING BY-LAWS: the By-Laws of each Corporation shall remain in full force and effect, unchanged.

     E. CONVERSION OF OUTSTANDING STOCK: At Closing, DP Charters, Inc. shall issue and deliver three stock certificates representing a total of 38,330,000 new investment shares of its common stock (or such other number as is equal to the total number of shares issued and outstanding at Closing pursuant to Paragraph III.D.1 above) to or for the shareholders of TTI Technologies Inc., based on a pro-rata allocation of its 10,200 outstanding shares. The new shares issued to the shareholders of TTI will be restricted securities for a period of not less than twelve (12)) months; provided that the holders of such shares shall be entitled to cause DPCI to include such shares in any registration statement filed with a state or federal securities commission ("Piggyback Registration Rights").

     F.  OTHER  CONDITIONS  OF  ACQUISITIONS

     1.  TTI's  liabilities  will  not  exceed  $150,000  at  Closing;

     2. TTI shall own all of the assets it currently owns except as may be sold or transferred in the ordinary course of business;

     3.  Employment  agreements  will  be in place for all key employees of TTI;

     4. Subject to the Closing of the transaction the present directors of DPCI shall resign and the following nominees of TTI shall be elected to serve in their stead: Jerry Witte and George Hennessey.

     5. There shall be no reverse split of the stock of DPCI for a period of 12 months from the date of closing the transaction;


     G. FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: the Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and to do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant hereby to deal fairly and good faith with each other and each others shareholders.

     H. GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

     1. ORGANIZATION AND QUALIFICATION. Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     2. CORPORATE AUTHORITY. Each Corporation warrants and represents that it has Corporate Authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

     3. OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation warrants and represents that it is has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

     4. ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation warrants and represents that there are no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable.

     5. ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation warrants and represents specifically that it has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

     6. LEGAL PROCEEDINGS. Each Corporation warrants and represents that there are no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

     7. NO BREACH OF OTHER AGREEMENTS. Each Corporation warrants and represents that this Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

     8. CAPITAL STOCK. Each Company warrants and represents that the issued and outstanding share and all shares capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquired further shares of such Corporation.

     9. BROKERS' OR FINDER'S FEES. Each Corporation warrants and represents that it is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

     I.  MISCELLANEOUS  PROVISIONS

 1. Except as required by law, no party shall provide any information concerning the assets or business of the other party or any aspect of the transactions contemplated by this Agreement to anyone other than their respective directors, officers, employees and representatives without the prior written consent of the other party hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

 2. This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

 3. The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes that the parties cannot resolve by agreement or mediation shall be submitted to binding arbitration under the rules but not under the auspices of the American Arbitration Association in the State of Nevada. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes that may occur.

 4. If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

 5. No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

 6. The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

     THIS PLAN OF REORGANIZATION AND MERGER is executed on behalf of each Company by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents.

DP  CHARTERS,  INC.                                     TTI  TECHNOLOGIES,  INC.
(A  NEVADA  CORPORATION)                                (A  NEVADA  CORPORATION)

         by                                                        by

/S/Kirt W. James                                      /S/Jerry Witte
   Kirt  W.  James                                       Jerry  Witte
   President                                             President  &  CEO

/S/J. Dan Sifford                                    /S/George Hennessey
   J.  Dan  Sifford                                     George  Hennessey
   Secretary/Treasurer                                  Secretary

--------------------------------------------------------------------------------
                                     Annex B

                       1999 ANNUAL REPORT FOR DP CHARTERS
                                ON FORM 10-KSB/A4
--------------------------------------------------------------------------------

                                 FORM 10-K-SB-A4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ANNUAL REPORT PURSUANT TO SECTION 13
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number: 0-27131


                                DP Charters, Inc.



   Nevada                                                             88-0381258
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


34700  Pacific  Coast  Highway  #303,  Capistrano  Beach  CA               92624
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (949)  248-9561

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

The  following  Securities are to be registered pursuant to Section 12(g) of the
Act:


                       Class-A Common Voting Equity Stock

                    27,656,000 Shares Issued and Outstanding

                                 August 22, 2000

Yes[x] No[] (Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

[] (Indicate by check mark whether if disclosure of delinquent filers ( 229.405) is not and will not to the best of Registrant's knowledge be contained herein, in definitive proxy or information statements incorporated herein by reference or any amendment hereto.)

As  of  12/31/99

     the aggregate number of shares held by non-affiliates was approximately 7,656,000 shares.

     the number of shares outstanding of the Registrant's Common Stock was 27,656,000

                   Exhibit  Index  is  found  on  page  59

 12Item  1.  Description  of  Business                                     41

Item  2.  Description  of  Property                                        45

Item  3.  Legal  Proceedings                                               46

Item  4.  Submission  of  Matters  to  a  Vote  of  Security  Holders      46

Item  5.  Market  for  Common  Equity  and  Stockholder  Matters           47
          (a) Market Information                                           47
          (b) Holders                                                      47
          (c) Dividends                                                    47
          (d) Reverse Acquisitions                                         47
          (e) Secondary Trading                                            47
          (f) Sales of Unregistered Common Stock 1999.                     49

Item  6.  Management's  Discussion  and  Analysis  or Plan of Operation    50
          (a) Plan of Operation                                            50
          (b) Discussion and Analysis of Financial Condition               52

Item  7.  Financial  Statements                                            53

Item  8.  Changes  In  and  Disagreements  With  Accountants
          on  Accounting  and  Financial  Disclosure                       53

Item  9.  Directors and Executive Officers, Promoters and Control Persons;
          Compliance  with  Section  16(a)  of  the  Exchange  Act         54

Item  10.  Executive  Compensation                                         56

Item  11.  Security Ownership of Certain Beneficial Owners and Management  56

Item  12.  Certain  Relationships  and  Related  Transactions              58

Item  13.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K
                                                                           59
      (a)  Financial  Statements                                           59
      (b)  Form  8-K  Reports                                              59
      (c)  Exhibits                                                        59

                                       PART  I

                                    INTRODUCTION

     We filed our Registration Statement voluntarily pursuant to Section 12(g) of the Securities Exchange Act of 1934, in order to comply with the requirements of National Association of Securities Dealers for submission for quotation on the Over the Counter Bulletin Board, often called "OTCBB". As of this filing, that Registration has become effective but has not cleared final comments by the Staff of the Securities and Exchange Commission.

     This Form 10-KSB for 1999 is now amended to conform to changes in our Form 10-SB suggested by the Staff of the Commission. Please see Item 5(e) for the revised discussion.

     Our common stock is not presently quoted on the OTCBB. Our common stock is qualified for listing over the counter in the NQB "Pink Sheets"; however we do not believe that any of our shares ever traded in brokerage transactions. The requirements of the OTCBB are that the financial statements and information about us be reported periodically to the Commission and be and become information that the public can access easily. We wish to report and provide disclosure voluntarily, and will file periodic reports even in the event that we may not remain required to do so under the Exchange Act. If and when our 1934 Act Registration may be clear of comments by the staff, we will be eligible for consideration for the OTCBB upon submission of one or more NASD members for permission to publish quotes for the purchase and sale of the shares of our common stock.

     Our corporation may be the subject of a "Reverse Acquisition". A reverse acquisition is the acquisition of a private ("Target") company by a public company, by which the private company's shareholders acquire control of the public company. While no negotiations are in progress, and no potential targets have been identified, our business plan is to find such a target or targets, and attempt to acquire them for stock. While no such arrangements or plans have been adopted or are presently under consideration, it would be expected that a reverse acquisition of a target company or business would be associated with some private placements and/or limited offerings of common stock of this corporation at that time. Such placements, or offerings, if and when made or extended, would be made with disclosure and reliance on the businesses and assets to be acquired, and not upon our present condition.

     It is the opinion of the Staff of the SEC that both before and after a business combination or transaction with an operating entity or other person, promoters and affiliates of Blank Check companies, as well as their transferees are underwriters of securities issued and that the securities can only be resold through registration under the Securities Act of 1933, and that Rule 144 would not be available for resale transactions in this situation.

     ITEM  1.  DESCRIPTION  OF  BUSINESS.

 (A)  BUSINESS  DEVELOPMENT.

      (1) FORM AND YEAR OF ORGANIZATION. This Corporation (stated as "we, us, and our") was duly incorporated in Nevada on December 18, 1997, as DP Charters, Inc., with the intention of initiating a charter yacht service from the Dana Point Harbor, Orange County, California. We later expanded our business plan to include the organization of scuba dive tours at various world locations.

     During October, November and December of 1997, the conceptual idea of establishing a charter boat operation in Southern California was discussed among the Management, and with various friends and acquaintances. The decision to form a company to be funded by those in discussion was taken, based upon the expressed desire of the those founders to fund us initially, pursuant to a private placement in reliance on Rule 504. The formal funding by founders was memorialized about January of 1998.

     Specifically, 20,000,000 shares were issued at par value to the Principal Shareholder, pursuant to Section 4(2) of the Securities Act of 1933. 6,400,000 shares (with warrants) were placed among 19 accredited investors, pursuant to Regulation D, Rule 504, promulgated by the Commission pursuant to Section 3(b) of the 1933 Act. All warrants have expired or been cancelled and are no longer of any further force or effect. Thereafter, in January and April 1999, 6,000 shares and 1,250,000 shares, respectively, were placed pursuant to Rule 504, in each case to a single sophisticated and knowledgeable investor. Each of the foregoing issuances were made, were applicable, to specific exemptions from registration pursuant to State Law. In the judgement of Management, there is no unresolved issue or potential issue of non-compliance with State Laws or regulation.

     We had ambitious plans, at that time, to network through travel agencies, upon observing that none of the notable competitors were so networked. Our plans included the development of networking with firms marketing tour packages or tour clubs and firms which could utilize our charter services as a value-added supplement to their Southern California operations. Emphasis was to be placed on identifying easy access to Dana Point Harbor, twenty minutes from Orange County Airport, one hour from San Diego Airport or from Los Angeles International Airport. Arrangements with Dana Point were investigated and the feasibility of our use determined. Management further planned to make our services known to the American Association of Retired Persons, which organization accounts nearly 500,000 members touring Southern California during the off-season. Plans were made to join the Dana Point Chamber of Commerce, which would provide a cost-free listing in the California tourism magazine and information data-base, with circulation of just under one million copies in six counties and automatic posting with all major hotels throughout the State of California. Plans were made for an Internet web-page, linked to that of the Dana Point Chamber of Commerce.

     All of these intentions, and the best laid plans of Management, were dependant, however, upon securing boats and/or participating boat owners or providers, so that the services could be offered.

     On or about March 5, 1998 and continuing through September, tentative arrangements were reached to acquire boats from a provider in Norway, which had acquired them in foreclosure of a lien, but had no profitable operation in which to use them. The concept was to acquire the boats for stock, but the arrangement called for our common stock to achieve acceptance for quotation on the OTC Bulletin Board. During 1998, we paid a consulting fee to the Norwegian group for a joint marketing, advertising and referral program to bring northern European tourists to Southern California's sport fishing market. During 1998 arrangements were made with scuba diving tour group leaders in Florida and Mexico, for possible dive tours in the Florida Keys, the Great Barrier Reef of Australia, the Island of Cozumel off the Yucatan Peninsula of Mexico, and the seas off Egypt.

     By the end of June, 1998, our then current unaudited financial statements, indicated a net loss from operations of $155,544.00, $102,470.00 of which represented consulting fees directed to Norway. Our ability to launch was yet dependent upon OTC Bulletin Board acceptance, and comments between the NASD Staff and NASD submitting members were on-going. Delay due to NASD Commenting period for start-up companies was not deemed unusual by management, but shortly before the review of the last set of Comments, the NASD changed its rules for acceptability for new applicant submitter to the effect that the class of common stock to be quoted must have been registered under the Securities Exchange Act of 1934 Act, or we must have made an offering under the Securities Act of 1933, such that the applicant have a Commission file number and actually file and remain current in filing our financial statements with the Commission, and be accessible to the public. Accordingly, the NASD responded to the final set of Comments by qualifying our common stock for quotation on the Pink Sheets, but not on the OTCBB.

     As a result of the poor timing of events, from our point of view, we were unable to consummate the acquisition of the boats and was forced to abandon our original business plan. After some unsuccessful efforts to launch operations, the original business plan was abandoned, on or about May 15, 1999.

     After abandoning our business plan, it became a company whose business plan was to find a profitable business combination. As a practical matter, we are required to register our common stock pursuant to Section 12(g) of the 1934 Act and to pursue acceptance for quotation on the OTCBB if it is to have any chance to compete with other issuers or registrants, for business combinations by reverse acquisition. There are no lock-up or shareholder pooling agreements between or among shareholders of DP Charters. All shares are owned and controlled independently by the persons to whom they are issued. We have no Internet address.

      (2) BANKRUPTCY, RECEIVERSHIP OR SIMILAR PROCEEDING. None from inception to date.

 (B) BUSINESS OF THE REGISTRANT. We have no present business or business plan. It is a potential candidate for business combination, most likely in the form of a reverse acquisition or similar transaction.

     CONSULTANTS. We have only a single consultant, namely its the United States subsidiary of our principal shareholder, Intrepid International Ltd., a Nevada Corporation. Information about the Principal Shareholder, and its Nevada United States subsidiary is found later in this Report. The U.S. management of that subsidiary serves as the management of us. No other consultants are presently engaged nor are there any plans to retain any consultants currently or for the foreseeable future. The Norwegian consultants previously mentioned were specific to the previous business plan, now abandoned, and maintain no relationship to us or any of our affiliates. It is, of course, conceivable that should a target business be acquired, one or more consultants may be sought out by the management of the acquired entity, following a change of control. As of this time, there is no basis upon which Management could base anything more than mere speculation as to what manner of consultants, what criteria for seeking or selecting consultants, or what term of service any such consultant might require; for the reason that all such consideration would be matters before the Management only after a change of control which would result from a reverse acquisition. Neither Management, nor the Principal Shareholder, nor Officers, nor Directors or affiliates have regularly used any particular consultants on a regular basis.

     NO PRESENT ACQUISITION ACTIVITIES. We have not presently pursuing our business plan, for the reason that such activities are not timely. They are not timely because we must qualify ourselves for quotation on the Over the Counter Bulletin Board ("OTCBB") before wet can enter the arena of seeking any business combination by reverse acquisition. The process of qualifying for OTCBB requires first that we become a reporting company pursuant our 1934 Act Registration

Statement. The process next requires that a Broker/Dealer make a submission to the National Association of Securities Dealers ("NASD") for permission to publish quotations for the purchase and sale of the common stock of us on the OTCBB. It would be our policy to employ a consultant to seek a broker/dealer to become such a submitting market-maker in our common stock. Neither us, nor any of our affiliates, are Broker/Dealers or NASD members. Since our common stock is presently quoted on the Pink Sheets, it is likely that one or more existing Market-Makers would apply for up-grade from the Pink Sheets to the OTCBB, without the necessity of us employing any consultants therefor. When and if an NASD member Broker/Dealer might make such a submission to NASD, the Staff of NASD would evaluate the submission and the due diligence investigation and would make comments and requests for further information, deemed appropriate to that Staff, over a period of some months, before granting permission for the submitting Market-Maker to begin publishing quotations. Until such time as permission may be granted, no quotations would be published on the OTCBB. While quotations might be published on the Pink Sheets, such quotations do not, in the judgment of Management, constitute the basis for the creation or development of an orderly trading market for the common stock of this Registrant. In arriving at this opinion, that the Pink Sheets do not constitute the equivalent of OTCBB,

Management must consider not only its own opinion, but its assessment of the opinions of those with whom it might evaluate a reverse acquisition. Accordingly, Management reports its conclusion that a search for an acquisition target is premature, and that it would remain premature for some months, until and unless the common stock of this Registrant may be quoted on the OTCBB.

     GENERAL INFORMATION ABOUT PROBABLE FUTURE ACQUISITIONS. Notwithstanding the conclusion and report that searching for possible acquisition targets is premature, we can and will now disclose and report our general intentions and policies, with respect to probable future acquisitions.

     LIMITED SCOPE AND NUMBER OF POSSIBLE ACQUISITIONS: We do not intend to restrict our consideration to any particular business or industry segment, and we may consider, among others, finance, brokerage, insurance, transportation, communications, research and development, service, natural resources, manufacturing or high-technology. Of course, because of our limited resources, the scope and number of suitable candidate business ventures available will be limited accordingly, and most likely we will not be able to participate in more than a single business venture. Accordingly, it is anticipated that we will not be able to diversify, but may be limited to one merger or acquisition because of limited financing. This lack of diversification will not permit us to offset potential losses from one business opportunity against profits from another. To a large extent, a decision to participate in a specific business opportunity may be made upon management's analysis of the quality of the other firm's management and personnel, the anticipated acceptability of new products or marketing concepts, the merit of technological changes and numerous other factors which are difficult, if not impossible, to analyze through the application of any objective criteria. In many instances, it is anticipated that the historical operations of a specific firm may not necessarily be indicative of the potential for the future because of the necessity to substantially shift a marketing approach, expand operations, change product emphasis, change or substantially augment management, or make other changes. We will be dependent upon the management of a business opportunity to identify such problems and to implement, or be primarily responsible for the implementation of, required changes. Because we may participate in a business opportunity with a newly organized firm or with a firm which is entering a new phase of growth, it should be emphasized that we may incur further risk due to the failure of the target's management to have proven our abilities or effectiveness, or the failure to establish a market for the target's products or services, or the failure to prove or predict profitability.

     LOAN FINANCING NOT ANTICIPATED. There are no foreseeable circumstances under which loan financing will be sought or needed by us, other than possible advances by our Principal Shareholder, at any time before we may identify and commit ourselves to an acquisition candidate. At such time, if any, such loan financing would be secured on the basis of the that acquisition by and with the owners of the acquisition target. In the absence of any present probability of acquisition, no further information can be offered at this time.

     REPORTING UNDER THE 1934 ACT. We have become a 1934 Act Reporting Company, by operation of law due the passage time since our initial filling. As of the date of this amended filing, we have has not cleared comments of the Staff of SEC. As a 1934 registrant, we are required to file an Annual Report on Form 10-K or 10-KSB, 90 days following the end of our fiscal year. The key element of such annual filing is Audited Financial Statements prepared in accordance with standards established by the Commission. A 1934 Act Registrant also reports on the share ownership of affiliates and 5% owners, initially, currently and annually. In addition to the annual reporting, a Registrant is required to file quarterly reports on Form 10-Q or 10-QSB, containing audited or un-audited financial statements, and reporting other material events. Some events are deemed material enough to require the filing of a Current Report on Form 8-K. Any events may be reported currently, but some events, like changes or disagreements with auditors, resignation of directors, major acquisitions and other changes require aggressive current reporting. All reports are filed and become public information. There are other reporting obligations of a 1934 Act registered company, including periodic reports of activities by significant shareholders.

     The practical effects of the foregoing requirements on the criteria for selection of a target company are two-fold: first, the target must have audited or auditable financial statements, and the target must complete an audit for filing promptly upon the consummation of any acquisition; and, second, that the target management must be ready, willing and able to carry forth those reporting requirements or face de-listing from the OTCBB, if listed, and delinquency and possible liability for failure to report.

     PROBABLE INDUSTRY SEGMENTS FOR ACQUISITION. While we may consider proposals from a wide variety of business segments, Management is aware that high-technology and new communication technologies, internet and information services, are an area of current interest. Management feels that it is most likely that a business combination candidate will be selected in these industry segments. This present inclination of management may change, as pubic and market interests may change, and is not a formal policy or commitment of us. Due to circumstances unique to us, it is not in a position to consider any specific proposal for the use of us in reverse merger transactions, for the reason that it is not now qualified for quotation on the OTC Bulletin Board, and will not be, if at all, for an indeterminant number of months. There is no present or foreseeable potential that we will acquire a target business or company in which our present management or principal shareholder, or affiliates, have an ownership interest. Consideration has been given to corporate policy in this regard, and it has been determined not to permit any transaction in other than an arm's length acquisition of business assets owned and controlled by unrelated third party interests. The basis for this policy is two fold: first, that related party transactions are unnecessary in the judgment of management and involve risks not necessary to invite; and second that related party transactions do not offer the potential profitability for shareholders, that management believes exists presently in the market place for public issuers amenable to reverse/merger transactions.

     FINDERS FEES FOR MANAGEMENT. No finder's fees will be payable to Management in connection with any forseeable reverse acetin. Management is identified with the principal shareholder.

     Additionally, the Principal Shareholder is the Principal Consultant and provides, has provided and may provide corporate services to us, billable hourly in an established and customary manner. No finders fees, commissions or other bonuses to Management, Principal Shareholder, or affiliates, for securing or in connection with any acquisition, will be paid or payable, as a matter of both current economic conditions and corporate policy. Management has determined that in its view of the current market for such transactions, such fees or bonuses are not justifiable.

     DISCRETION TO ALLOCATE OPPORTUNITIES. It is disclosed here and elsewhere, that the Management of us is also the Management of our Principal Shareholder, and that the Principal Shareholder has other businesses than the Management of us. Those other business activities include providing professional consulting services to other public or private corporations in which the principal shareholder and our officers are not involved directly in management, as officers, directors or principal shareholders. Mr. Sifford and Mr. James, or either of them, may from time to time serve as interim officers of other corporations. Some clients of Intrepid International are, from time to time, corporations which have failed to achieve previous business goals, or which have engaged in businesses which have failed or been abandoned. Accordingly, it is inherent in this relationship that Management and the Principal Shareholder may be in a position to introduce one or more business opportunities to this the shareholder of us, or to direct such opportunities to other business interests, private or public corporations, or unrelated investors. This is an inherent potential conflict of interest which may or may not become material in the future. At present, no acquisition is probable or reasonably practical.

(C) FINANCING PLANS. For more information, please see Item 6 of Part II, Management's Discussion and Analysis.


(D) GOVERNMENT REGULATION. There are no issues of government regulation unique to us or our business.

(E) COMPETITION. Other better capitalized firms are engaged in the search for acquisitions or business combinations which firms may be able to offer more and may be more attractive to acquisition candidates. We have not yet become a present candidate for reverse acquisition transactions, for the reasons previously stated. It may become so in the future, and becoming so when we can is our business plan. It is doubtful whether any such transaction could be anticipated in the next twelve months. There is no compelling reason why we should be preferred over other reverse-acquisition public corporation candidates. It has no significant pool of cash nor can offer any capital formation incentive for our selection. We have a limited shareholder base insufficient for acquisition target wishing to proceed for application to NASDAQ. In comparison to other "public shell companies" we are unimpressive, in the judgement of management, and totally lacking in unique features which would make it more attractive or competitive that other "public shell companies". While management believes that the competition of other "public shell companies" is intense and growing, it has no basis on which to quantify our impression. Please See the Item 6 of part II, Management Discussion and Analysis, for more information and disclosure.

(F)  PLANNED  ACQUISITIONS.  There  are  no  planned  acquisitions at this time.

(G)  EMPLOYEES.  We  have  no  employees  other than our Officers and Directors.


                        ITEM 2.  DESCRIPTION OF PROPERTY.

     We have no property and enjoy the non-exclusive use of offices and telephone of our officers and attorneys, without charge or written agreement. We pay for outside copying and Federal Express, U.P.S and other messenger services. We do not pay for routine telephone, in-house copying or United States Mail. Our address for mail and deliveries is 24843 Del Prado, Dana Point CA, 92629. Our affairs are conducted a 34700 Pacific Coast Highway, Suite 303, Capistrano Beach CA 92624. This latter suite is the Office of Intrepid International Ltd., the United States Office of the Principal Shareholder.

     We have adopted no policies with respect to real estate investment. While we have no intention of investing in real estate, we are not prevented from doing so by any corporate policy or action. Management disclaims any special knowledge or skill with respect to real estate investment, and cannot presently foresee any circumstances which would make such an investment attractive to us or our shareholders.

                           ITEM 3.  LEGAL PROCEEDINGS.

       There are no legal proceedings pending against the Company, as of the preparation of this Report.


          ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                                      None.

                                     PART II


           ITEM 5.  MARKET FOR COMMON EQUITY AND STOCKHOLDER MATTERS.


 (A) MARKET INFORMATION. Our Common Stock is cleared for quotation Over the Counter on the Pink Sheets, only recently. To the best of the Registrant's knowledge and belief, there has been no market activity, buying or selling, of the common stock of this Registrant, in brokerage transactions.

 (B)  HOLDERS.  There  are  presently  53  shareholders of the our common stock.

 (C) DIVIDENDS. We have not paid any cash dividends on our Common Stock, and do not anticipate paying cash dividends on our Common Stock in the next year. We anticipate that any income generated in the foreseeable future will be retained for the development and expansion of our business. Future dividend policy is subject to the discretion of the Board of Directors and will depend upon a number of factors, including future earnings, debt service, capital requirements, business conditions, the financial condition of the Company and other factors that the Board of Directors may deem relevant.

 (D) REVERSE ACQUISITIONS. A reverse acquisition of a target business or company would be expected to involve a change of control of us, and the designation of new management. Our financial statements would become largely unreflective of the true condition of us after such an acquisition. Shareholder approval would be solicited, pursuant to the laws of the State of Nevada, to approve the acquisition, change of control, and any material corporate changes incidental to our reorganization. In connection with the solicitation of shareholder approval, whether or not proxies are solicited, we would provide shareholders with the fullest possible disclosure of all information material to shareholder consideration, and such disclosure would include audited financial statements of the target entity, if available. If shareholder approval is sought in advance of audited financial statements of an acquisition target, the authority of management to consummate any transaction would be contingent on a proper audit of the target meeting the criteria of any un-audited information relied upon by shareholders.

 (E) SECONDARY TRADING. It is the view of the Staff of the Securities and Exchange Commission that Rule 144 is not available for promoters or affiliates of blank check companies, as well as their transferees, either before or after any transaction with an operating entity or other person, and that any sales by them would have to be registered under the Securities Act of 1933, or qualify for an exemption available at the time of any proposed sale.

     Our company has no present business and our plan is to seek and acquire productive assets. A blank check offering is an offering of securities by a company which, at the time of the offering, has no business or business plan other than to seek a business by merger or acquisition or other profitable combination. No promoter, officer, director or person engaged in management-type activity of this corporation has been involved in any blank check offerings. Our business plan has failed, however, such that now we have no present business and our plan is to seek and acquire productive assets. Even though we have never made a blank check offering, we are now considered a blank check company in our present condition. We have indicated that we may acquire or create a new business combination by acquisition for common stock.

     An underwriter of securities is one who acquires securities with a view to distribution of them to others. None of our affiliates, nor any person now deemed to be a promoter, acquired any of our existing securities for such a purpose. Nor have any earlier persons who were at any time officers, directors, affiliates, promoters, or their transferees acquired any of our securities for any such purpose. However, it is expected that such persons would be deemed to be promoters of any new venture resulting from our acquisition of any target company.


     It is the opinion of the Staff of the SEC that both before and after a business combination or transaction with an operating entity or other person, promoters and affiliates of Blank Check companies, as well as their transferees are underwriters of securities issued and that the securities can only be resold through registration under the Securities Act of 1933, and that Rule 144 would not be available for resale transactions in this situation.

     In a business combination or transaction with an operating entity or other person, if stock of the registrant is given in exchange for cash or stock of another entity, the persons who receive the registrant's stock from the officers, directors, affiliates, promoters, or their transferees will themselves be "transferees" .

     Secondary trading refers generally to the marketability to resell our securities and is generally governed by Rule 144, promulgated by the Securities and Exchange Commission pursuant to Section 3 of the Securities Act of 1933. Securities which have not been registered pursuant to the Securities Act of 1933, but were exempt from such registration when issued, are generally
"Restricted Securities" as defined by Rule 144(a). The impact of the restrictions of Rule 144 are (a) a basic one year holding period from purchase; and (b) a limitation of the amount any shareholder may sell during the second year, as to our non-affiliates. The limitation of amounts is generally 1% of the total issued and outstanding in any 90 day period.

      20,000,000 shares are held by our affiliates. These shares are not presently entitled to reliance on Rule 144 for resale, and may not be entitled to resell their shares of the registrant for an indefinite future, unless registered under the Securities Act of 1933, or qualify for an exemption available at the time of any proposed sale. It is the view of the Staff of the Securities and Exchange Commission that Rule 144 is not available for promoters or affiliates of blank check companies, as well as their transferees, either before or after any transaction with an operating entity or other person, and that any sales by them would have to be registered under the Securities Act of 1933, or qualify for an exemption available at the time of any proposed sale.

     27,656,000 shares are issued and outstanding. 7,656,000 shares are owned by our non-affiliates and are believed to be unrestricted securities which could be sold without restriction of Rule 144. These 7,656,000 shares were issued pursuant to Rule 504 on or before April 6, 1999, and were not, when issued
Restricted  Securities,  as  defined  by  Rule  144(a).

OPTIONS AND DERIVATIVE SECURITIES. We have no outstanding options or derivative securities. There are no shares issued or reserved which are subject to options or warrants to purchase, or securities convertible into common stock.

RISKS OF "PENNY STOCK." Our common stock may be deemed to be "penny stock" as that term is defined in Reg.Section 240.3a51-1 of the Securities and Exchange Commission. Penny stock share stocks (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ) listed stocks must still meet requirement (i) above); or (iv) in issuers with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than $6,000,000 for the last three years.

     Section  15(g) of the Securities Exchange Act of 1934, as amended, and Reg.

Section 240.15g-2 of the Securities and Exchange Commission require broker dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in our common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

     Moreover, Reg. Section 240.15g-9 of the Securities and Exchange Commission requires broker dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker -dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for investors in our common stock to resell their shares to third parties or to otherwise dispose of them.

     RISKS OF STATE BLUE SKY LAWS. In addition to other risks, restrictions and limitations which may affect the resale of the existing shares of our common stock, consideration must be given to the Blue Sky laws and regulations of each State or jurisdiction in which a shareholder wishing to re-sell may reside. Some States may distinguish between companies with active businesses and companies whose only business is to seek to secure business opportunities, and may restrict or limit resales of otherwise free-trading and unrestricted securities of companies, like us, whose business is to seek an uncertain profitable business combination at some future time. We have taken no action to register or qualify our common stock for resale pursuant to the "Blue Sky" laws or regulations of any State or jurisdiction. Accordingly offers to buy or sell our existing securities may be unlawful in certain States and may be subject to civil or criminal penalties.


(F)  SALES  OF  UNREGISTERED  COMMON  STOCK  1999.

     On or about January 5, 1999, we placed 6,000 shares of common stock, pursuant to Rule 504, to a single sophisticated investor, Vegas Publications, Inc., with a pre-existing relationship with management, for $600.00, or $0.10 per share.

     On April 6, 1999, we placed 1,250,000 shares of common stock, pursuant to Rule 504, to a single sophisticated investor, Marshall Worldwide Limited, PO Box 2047-100, San Jose, Costa Rica, for $12,500.00, paid for in cash at $0.01 per share.

       ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

 (A) PLAN OF OPERATION. We were duly incorporated in Nevada on December 18, 1997, as DP Charters, Inc., with the intention of initiating a charter yacht service from the Dana Point Harbor, Orange County, California. We later expanded our business plan to include the organization of scuba dive tours at various world locations. After some unsuccessful efforts to launch operations, the original business plan was abandoned, on or about May 15, 1999. We have no present business or business plan other than to seek a profitable business combination, most likely in a reverse acquisition or similar transaction. Accordingly, our plan is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders.

     PLAN OF OPERATION FOR THE NEXT TWELVE MONTHS. Our Management, Mr. James and Mr. Sifford, are the Officers and Directors of Intrepid International Ltd. a Nevada corporate subsidiary of Intrepid International, S.A. a Panama corporation. These two Intrepid officers and directors ar referred to collectively as our "Principal Shareholder".

     We are not presently pursuing our business plan, for the reason that such activities are not timely. They are not timely because we must qualify ourselves for quotation on the Over the Counter Bulletin Board ("OTCBB") before it can enter the arena of seeking any business combination by reverse acquisition. The process of qualifying for OTCBB requires first that we become a reporting company pursuant to our 1934 Act Registration Statement, and that such 1934 Registration Statement be clear of SEC comments. The process next requires that a Broker/Dealer make a submission to the National Association of Securities Dealers ("NASD") for permission to publish quotations for the purchase and sale of our common stock on the OTCBB. It would be our policy to employ a consultant to seek a broker/dealer to become such a submitting market-maker in our common stock. Neither us, nor any of our affiliates, are Broker/Dealers or NASD members. Since our common stock is presently quoted on the Pink Sheets, it is likely that one or more existing Market-Makers would apply for up-grade from the Pink Sheets to the OTCBB, without the necessity of us employing any consultants therefor. When and if an NASD member Broker/Dealer might make such a submission to NASD, the Staff of NASD would evaluate the submission, and the due diligence investigation, and would make comments and requests for further information, deemed appropriate to that Staff, over a period of some months, before granting permission for the submitting Market-Maker to begin publishing quotations. Until such time as permission may be granted, no quotations would be published on the OTCBB. While quotations might be published on the Pink Sheets, such quotations do not, in the judgment of Management, constitute the basis for the creation or development of an orderly trading market for our common stock. In arriving at this opinion, that the Pink Sheets do not constitute the equivalent of OTCBB, Management must consider not only its own opinion, but its assessment of the opinions of those with whom it might evaluate a reverse acquisition. Accordingly, Management reports its conclusion that a search for an acquisition target is premature, and that it would remain premature for some months, until and unless our common stock may be quoted on the OTCBB.

     We are not ready to search for or to consider any specific acquisition target. It does not expect to be able to begin consideration of any acquisitions for four to six months. We cannot expect to identify or commit ourselves to any acquisition within the next twelve months, or perhaps longer for the following reasons. It is not our policy or practice, our Management or Principal Shareholder to advertise, or travel in search of possible targets. We do not command the capital or liquidity with which to conduct such a search, and does not expect to be able to engage in any capital formation or loan funding activities for that purpose. While incidental advances by the Principal Shareholder for corporate maintenance, filing fees, legal and professional, and auditing are foreseeable, the Principal Shareholder has no intention of general funding or funding search, advertising or other promotion us. Accordingly, our future prospects are likely to await such serendipitous referral or introduction as may lead to conversations with potential target businesses. The search for a profitable business combination, accordingly, must be understood as an essentially passive one, relying mostly on word of mouth. It is possible that business brokers or promoters may at some point approach management with a proposal. No estimate can be made when and if such a passive search might yield an acquisition target.

     When and if a probable acquisition target may be identified, or may identify ourselves, Management will conduct extensive due diligence and evaluation of the target, based upon the financial statements of an acquisition target, our forseeable requirements for capital, and realistic potential of the target to attract the capital we may require, and management's evaluation of our ability to achieve our plan for profitability. No acquisition would be made if Management were not satisfied that our plan for profitability and viability were sound and in the interests of shareholders. We will continue our evaluation of opportunities until an attractive business combination is accomplished, no matter how long it may take.

     CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. We have no immediate need for current capital formation in our present stage from outside sources. This means that we expect to maintain our corporate and other filings and reports during the next twelve months.

     Reference  is  made  to  Note  2,  Going  Concern, of our Audited Financial
Statements: "The Registrant is dependant upon raising capital to continue operations. The financial statements do not include any adjustments that might arise from the outcome of this uncertainty. It is management's plan to raise additional funds to begin our operations." We would be dependent on the acquisition of assets and businesses to commence business operations. We are not dependant on additional funds to conduct our investigation and selection of a profitable business combination. Management cannot plan such capital formation as may be appropriate for an acquired business before selection of and combination with such a business. It is to be expected that following the firm agreement to combine, some capital raising program would be necessary, but any such program would be offered to investors based upon the assets and businesses to be acquired, and not on us in our present condition, without businesses, revenues, or income producing assets.

     Reference is made to Note 3, Development Stage Company, of the Registrant's Audited Financial Statements: "The Registrant is a development stage company, as defined in Financial Accounting Standards Board Statement 7. It is concentrating substantially all of our efforts in raising capital and developing our business operations in order to generate significant revenues." After some unsuccessful efforts to launch operations, the original business plan was abandoned, on or about May 15, 1999. We have no present business or business plan other than to seek a profitable business combination, most likely in a reverse acquisition or similar transaction. Accordingly, our plan is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders. We are not presently concentrating on selecting a business combination candidate. No current fund raising programs are being conducted or contemplated before merger, acquisition or combination is announced, and then any such capital formation would be offered to investors based upon the assets and businesses to be acquired, and not on us in our present condition, without businesses, revenues, or income producing assets.

     In the event, consistent with the expectation of management, that no combination is made within the next twelve to eighteen months, we may be forced to effect some advances from our Principal Shareholder, for costs involved in maintenance of corporate franchise and filing reports as may be required, when and if this 1934 Act registration is clear of comments by the SEC Staff. Should this become necessary, the maximum amount of such advances is estimated not to exceed $20,000.00. No agreement by the Principal shareholder to make such advances is in place, and no guarantee can presently be given that additional funds, if needed, will be available. It is by far more likely that advances will take the form of providing services on a deferred compensation basis. Should further auditing be required, such services by the Independent Auditor may not be the subject of deferred compensation.

     As reflected in our Financial Statements, provided with this Report, it has not been necessary for any shareholder to advance operational funds to us.

SUMMARY  OF  PRODUCT  RESEARCH  AND  DEVELOPMENT.  None.

EXPECTED  PURCHASE  OR  SALE  OF  PLANT  AND  SIGNIFICANT  EQUIPMENT.  None.

EXPECTED  SIGNIFICANT  CHANGE  IN  THE  NUMBER  OF  EMPLOYEES.  None.


 (B)  DISCUSSION  AND  ANALYSIS  OF  FINANCIAL  CONDITION.

       (I) OPERATIONS AND RESULTS FOR THE PAST TWO FISCAL YEARS. This Corporation has had no revenues since our inception in December of 1997. Our attempt to commence operations failed and was abandoned on May 15, 1999. Our expenses of $156,559, for the five months ended May 31, 1998, and $191,679 for the twelve months ended December 31, 1998, are not considered indicative of maintenance expenses for the next six to twelve months, but reflected attempts to secure rights and assets for our former and abandoned business plan, and unusual legal expenses in connection with due diligence investigation and disclosure in connection with submission to the NASD for quotation on the Bulletin Board, the OTCBB, in the context of the NASD rule changes. As an incidental result of the NASD Rule changes our common stock is allowed to be quoted over the counter in the "Pink Sheets", but will not be qualified for the OTCBB until our 1934 Registration has been cleared of comments by the SEC Staff. Our expenses for 1999 were $27,825, consisting substantially of general and administrative expenses, which included legal and professional expenses, mainly for the preparation of our 1934 Act Registration. During 1999, we changed our method of amortization of organizational costs in accordance with current accounting principles and expensed the remaining balance, with the effect of a $12,000 charge. During 1999, $10,000 was paid to our principal consultant as fees for services on a time/hour/fee basis. During 1999, we received shareholder loans of $13,000 of which $3,000 was repaid in 1999. During 1999 we advanced $10,000 to a shareholder. This advance was a receivable as of the end of 1999.

          It is noted that the total expenses for the three months ended March 31, 1999, and the six months ended June 30, 1999, are the same figure, $7,325; and for the nine months ended September 30, 1999 are $27,325; and it is further noted, that figure includes the amortization of organizational expenses of $16,000. Management estimates that the expenses needed to carry us through an ultimate reorganization, over and above current cash, to be not more than $20,000.00, which funding, if needed, would be used to defer legal and auditing and accounting, and incidental filings with the Commission, and with any States in which the parties are domiciled.

          We retained a firm named Capital Relations and Management to assist in initial submission to the OTCBB, paying a fixed fee of $2,500 for that service. Capital Relations and Management is not an affiliate of us of or our Principal Shareholder. Capital Relations submitted our disclosure documents to National Capital, LLC, which market maker duly submitted for permission to quote to the NASD. Before clearing comments, the NASD effected its rule changes, with the result that our common stock was cleared for the Pink Sheets, but cannot be cleared for the OTCBB until our 1934 Act Registration shall have, and cleared comments by the SEC Staff. We have not, and will not, take other affirmative steps to encourage or request any broker-dealer to act as a market maker for our securities.

       (II) FUTURE PROSPECTS. We cannot predict when, if ever, we will participate in a business opportunity in view of our limited resources, and competitive disadvantages with respect to other public or semi-public Registrants. Such a forward looking statement must be recognized as such. Unexpected events, changes in market conditions, loss of experienced management personnel, and the like, certainly require that management's expectations be evaluated in the light of the basis for such forward looking statements. There are no guaranties of success at any stage. Nor, can we predict when or whether our 1943 Act Registration will be cleared of comments by the Staff of the SEC.

 (C) REVERSE ACQUISITION CANDIDATE. We are is searching for a profitable business opportunity. The acquisition of such an opportunity could and likely would result in some change in control of us at such time. This would likely take the form of a reverse acquisition. That means that we would likely acquire businesses and assets for stock in an amount that would effectively transfer control of us to the acquisition target company or ownership group. It is called a reverse-acquisition because it would be an acquisition by us in form, but would be an acquisition of us in substance. Capital formation issues for the future of us would arise only when targeted business or assets have been identified. Until such time, we have no basis upon which to propose any substantial infusion of capital. While no such arrangements or plans have been adopted or are presently under consideration, it would be expected that a reverse acquisition of a target company or business would be associated with some private placements and/or limited offerings of our common stock for cash. Such placements, or offerings, if and when made or extended, would be made with disclosure and reliance on the businesses and assets to be acquired, and not upon our present condition.


                         ITEM 7.  FINANCIAL STATEMENTS.

          AUDITED FINANCIAL STATEMENTS: for the years ended December 31, 1999 and 1998, are provided as Financial Statement: Exhibit F-99, filed herewith are incorporated herein by this reference as though fully set forth herein.


             ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE.

                                      None.


             The Remainder of this Page is Intentionally left Blank

                                    PART III


    ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

     The following persons are our Directors, having taken office from our inception, to serve until their successors might be elected or appointed. The time of the next meeting of shareholders has not been determined and is not likely to take place before a targeted acquisition or combination is determined.

     J. Dan Sifford, Jr., age 61, has been our President since inception, grew up in Coral Gables, Florida, where he attended Coral Gables High School and the University of Miami. After leaving the University of Miami, Mr. Sifford formed a wholesale consumer goods distribution company which operated throughout the southeastern United States and all of Latin America. In 1965, as an extension of the operations of the original company, he founded Indiasa Corporation (Indiasa), a Panamanian company which was involved in supply and financing arrangements with many of the Latin American Governments, in particular, their air forces and their national airlines. As customer requirements dictated, separate subsidiaries were established to handle specific activities. During each of the past five years he has served as President of Indiasa, which serves only as a holding company owning: 100% of Indiasa Aviation Corp. (a company which owns aircraft but has no operations); 100% of Overseas Aviation
Corporation (a company which owns Air Carrier Certificates but has no operations); 50% of Robmar International, S.A. (a company operates a manufacturing plant in Argentina and Brazil, but in which Mr. Sifford holds no office). In addition to his general aviation experience, Mr. Sifford, an Airline Transport rated pilot, has twenty two years experience in the airline business, and is currently the President of Airline of the Virgin Islands, Ltd. a commuter passenger airline operating in the Caribbean, and has been our president continuously during each of the past five years.

      Mr. Sifford is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage. The following disclosure identifies those public companies: Air Epicurean, Inc., All American Aircraft, Earth Industries, Ecklan Corporation, EditWorks, Ltd., Market Formulation & Research, Inc., NetAir.com, Inc., NSJ Mortgage Capital Corporation, Inc., North American Security & Fire, Oasis 4th Movie Project, Professional Recovery Systems, Inc., Richmond Services, Inc., Telecommunications Technologies, Ltd., and World Staffing II, Inc.

     Of these last mentioned companies, he is currently serving in our company, in Ecklan Corporation, in Oasis 4th Movie Project, in Richmond Services, Inc, and in NetAir.com, Inc.

     Kirt W. James, age, 42, our Secretary-Treasurer, has a lifelong background in marketing and sales. From 1972 to 1987, Mr. James was responsible for sales and business administrative matters for Glade N. James Sales Co., Inc. and from 1987 to 1990 Mr. James built retail markets for American International Medical Supply Co., a publicly traded company. In 1990 he formed and became President of HJS Financial Services, Inc., and was responsible for the day to day business operations of the firm as well as consultation with Clients concerning their business and Product Development. He remains the President and Sole Shareholder of HJS, which is presently substantially in active. During the past five years Mr. James has been involved in the valuation of private companies for internal purposes, and as a consultant to private companies engaged in the private sale and acquisition of other private businesses. He has also assisted private and public companies in planning for entry into the public market place. Mr. James is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage. The following disclosure identifies those public companies with which he has been involved during the past five years:
Earth  Industries,  Inc.,  EditWorks, Ltd., Market Formulation & Research, Inc.,

Mex Trans Seafood Consulting, Inc., and North American Security & Fire. He is also an Officer and Director of Oasis 4th Movie Project, an operating non-trading company.

     There are no persons who are officers or directors, other than the foregoing, whose activities have been or are material to the operations of us. The present Officers and Directors spend an insubstantial amount of time on the activities of our company. There are no arrangements, agreements or understandings between non-management shareholders and management, under which non-management shareholders or other persons may directly or indirectly participate in or influence the management of the affairs of us. There are no agreements or understandings for any officer or director to resign at the request of another person.

     Our Officers and Directors are the Officers and Directors of Intrepid International Ltd. of Nevada, the United States Subsidiary of Intrepid International S.A. of Panama, the Principal Shareholder. The principal business of the United States Subsidiary is the performance of Corporate Services on a time-fee basis. It is foreseeable, but not presently intended, nor is it the normal practice, that these Officers and Directors may serve as interim management of other companies in their development stage. Intrepid does participate from time to time in the organization of companies intending to make offerings of unregistered securities, in connection with actual businesses ventures.

     No present or previous promoter, officer, director or person engaged in management-type activity of this corporation has been involved in any blank check offerings. A blank check offering is an offering of securities by a company which, at the time of the offering, has no business or business plan other than to seek a business by merger or acquisition or other profitable combination. Intrepid's United States Officers, who serve as our officers, have served as officers of companies which with initial businesses or business plans which have failed and which have eventually been abandoned, and which, following such failure and abandonment, became, for some period of time, companies with no operating business or productive assets, and no business plan other than a plan to seek to acquire profitable assets or businesses. The following companies fall within that category of description: Earth Industries, Inc., Richmond Services, Inc., Market Formulation & Research, Inc., Mex Trans Seafood Consulting, Inc., NSJ Mortgage Capital Corporation, Inc., Telecommunications Technologies, Ltd. There are no other present or previous promoter, officer, director or person engaged in management-type activity of this corporation involved in any in any company or corporation within that category of description.

                        ITEM 10.  EXECUTIVE COMPENSATION.

     Each of the two Officer/Directors have been issued 2,500,000 new investment shares of common stock, each for present service and incentive purposes, in connection with, and as a part of the initial issuance of 20,000,000 shares to founders for organizational costs, and valued at $20,000.00 (par value). As indicated in Items 4 and 5 immediately preceding, the names of those officers and directors receiving these shares are Kirt W. James, and J. Dan Sifford, Jr. No other compensation, or plan of compensation, has been made, authorized or contemplated at the present time and for the present period of corporate inactivity and ill-liquidity. There is no market for our shares. It is not possible to derive a "fair market value" for this share ownership based upon any market. The Management shares were issued in 1997 at par value. The actual value of this ownership would ripen if, and only if, we could achieve profitability by acquisition of assets or businesses. It was not the intention us for our shares to trade on the Pink Sheets. During the period of comments for the OTC Bulletin board, the rules having changed, our common stock was cleared for the Pink Sheets by default. We believe that no actual quotations of bid or ask are current. It is, however useful to us to remain qualified for the Pink Sheets, in as much as the procedure for moving from the Pink Sheets to the OTCBB is less taxing than an original submission. Accordingly, the shares of our common stock owned by officers and directors is deemed to have no present public trading, nor have ever had any public trading value. Inasmuch as the 20,000,000 shares were issued in October 1997 for organizational services valued at $20,000.00, the value attributed to the shares provided to the Officers therefore would be $2,500.00 each.


    ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

 (A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of our knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by us, to be the beneficial owner or owners of more than five percent of any voting class of our stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. The Registrant has only one class of stock; namely Common Stock.

 (B) SECURITY OWNERSHIP OF MANAGEMENT. To the best of our knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, known to or discoverable by us. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE

 Name and Address of Beneficial Owner. . .  Actual         %     Attributed        %
                                            Shares                 Shares
                                            Owned                  Owned
------------------------------------------------------------------------------------
J. Dan Sifford, Jr. (1). . . . . . . . . .   2,500,000     9.04  20,000,000    72.32
62 Bay Heights Drive
Miami, Florida 33133
------------------------------------------------------------------------------------
Kirt W. James (1). . . . . . . . . . . . .   2,500,000     9.04  20,000,000    72.32
24843 Del Prado #318
Dana Point CA 92629
------------------------------------------------------------------------------------
All Officers and Directors as a Group. . .   5,000,000    18.08  20,000,000    72.32
------------------------------------------------------------------------------------

                                       56

------------------------------------------------------------------------------------
Laurencio Jaen O. (2). . . . . . . . . . .           0     0.00  20,000,000    72.32
Torre Universal
Ave Federico Boyd
Piso No. 12 (Penthouse)
Panama, Republic of Panama
------------------------------------------------------------------------------------
Teodoro F. Franco L. (2) . . . . . . . . .           0     0.00  20,000,000    72.32
Torre Universal
Ave Federico Boyd
Piso No. 12 (Penthouse)
Panama, Republic of Panama
------------------------------------------------------------------------------------
Leopoldo Kennion G (2) . . . . . . . . . .           0     0.00  20,000,000    72.32
Torre Universal
Ave Federico Boyd
Piso No. 12 (Penthouse)
Panama, Republic of Panama
------------------------------------------------------------------------------------
Intrepid International S.A. (1) (2). . . .  15,000,000    54.24  20,000,000    72.32
Torre Universal
Ave Federico Boyd
Piso No. 12 (Penthouse)
Panama, Republic of Panama
------------------------------------------------------------------------------------
Total  Other 5% Owners  of the Registrant.  15,000,000    54.24  20,000,000    72.32
------------------------------------------------------------------------------------
Total Shares Issued and Outstanding. . . .  27,656,000   100.00  27,656,000   100.00
------------------------------------------------------------------------------------



     (1) The Officers and Directors of us are affiliates of the Principal Shareholder. For this reason the attribution of all shares to each is shown in the table. Please see Item 5 of this Part, Directors, Executive Officers, Promoters and Control Persons for further information. The shares listed as issued to them are were in fact issued to them, as individuals, and are beneficially owned by them as indicated.

     (2) The Ownership of the 15,000,000 is held by Intrepid International as a corporate asset and is not the personal asset of any of our Officers, Directors or shareholders. These Officers, Directors and Shareholders of the Panamanian Principal shareholders are the same three persons. Their names and percentage of ownership are Laurencio Ja n O. (50%), Teodoro F. Franco L. (50%), Leopoldo Kennion G. (0%). Please see Item 7 of this Part, Certain Relationships and
Related  Transactions  for  further  information.

     (1) (2) Each of the shareholders shown in the foregoing table have sole voting power with respect to their actual legal ownership, Mr. James, Mr.
Sifford, and the Panama Corporation. There are no legal or contractual arrangements which require these affiliates to act in concert with respect to their share ownership.


 (C) CHANGES IN CONTROL. There are no arrangements, including any pledge by any persons, of securities of us, which may at a subsequent date result in a change of control us. In as much as we are searching for a profitable business opportunity, it is to be expected that a change of control would be contemplated when such a target is identified.

            ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     Intrepid International, S. A. ("Intrepid-Panama") is our principal shareholder. Our Officers and Directors affiliates of Intrepid-Panama. The principal shareholder was incorporated in the Republic of Panam in 1984 to offer financial services to natural resource companies, primarily those engaged in the production of oil and gas. Following the world wide collapse of oil prices in the mid-eighties, Intrepid-Panama broadened the focus of its universe of support services to include a wider range of companies, with an emphasis on public companies and private companies, companies engaged in the transition from privately held to publicly held, and development stage companies, whether public or private, requiring professional business and corporate guidance. In August of 1997 Intrepid-Panama sought a United States Representative and entered into a relationship with a group of corporate and business specialists who, after contracting with Intrepid-Panama, incorporated as Intrepid International, Ltd. ("Intrepid US") to provide the required representation and agency for Intrepid-Panama in North America and Europe. Intrepid US is incorporated in the State of Nevada. Intrepid International (US and/or Panama) is not an investment banker, nor a broker or dealer in securities. Intrepid is a provider of technical support services to client companies, generally, and an occasional investor for its own account.


     The following persons are not our Officers or Directors. They are the owners, Officers and Directors of the Principal Shareholder. The following persons do not engage in direct control of our affairs, and our activities are not material to our operations. While the following three persons, acting as a Board of Directors of the Panama Corporation could exercise direct control, as majority shareholder, they have delegated United States operations to our Officers and Directors, and to the United States subsidiary of which they two constitute the Management.

     Laurencio Jaen O., an original incorporator who has served as President and Director of Intrepid-Panama since its inception in 1984, resides in Panama City, Republic of Panama. He is, and has been for the past twenty five years, Vice President of Indiasa Corporation ("Indiasa"), a Panamanian corporation, which, through one of its subsidiaries, Robmar International, is involved in the manufacture and distribution of chemical products in Argentina and Brazil and which, through its former subsidiary Indiasa Aviation Corporation, was, for eight years ending in 1981, engaged in aviation consulting, the leasing, purchase and sale of aircraft, and the operation of a cargo airline, primarily in Latin America. Mr. Jaen was a founder of PAISA, Panama's international airline, served as president of the Colon Free Zone (the world s largest free trade zone), and as Director of Panama's Social Security Administration. He has also served as the President of the Panamanian Chamber of Commerce, and as a member of the Board of Presidential Advisors of the Republic of Panama.

     Teodoro F. Franco L., Secretary and a Director of Intrepid-Panama, has, for thirty years, been a specialist in maritime and aviation law. Mr. Franco is a partner in Franco and Franco, a Panama law firm with offices around the world. In addition to his law practice he has served as Panamanian Consul to Liverpool, England and for the past five years as Ambassador to Great Britain. The firm practices maritime, aviation and commercial law and currently is the legal firm for: IBERIA (the Spanish national airline), KLM (the Dutch national airline), VIASA (the Venezuelan national airline), Aeroflot (the Russian national airline) and various smaller Latin American national airlines as well as being the registered agents for thousands of ocean going ships around the world flying the Panamanian flag. Mr. Franco brings to Intrepid-Panama a wealth of international legal, commercial and diplomatic experience.

     Leopoldo Kennion G., Treasurer and a Director of Intrepid-Panama, is, and has for twenty years, been a Certified Public Accountant specializing in international accounting and is an associate in the law firm of Franco and Franco. Mr. Kennion practices maritime, aviation and commercial accounting serving the specialized needs of the transnational clients of Franco and Franco by providing an interface between them and their auditors.

     J. Dan Sifford, Jr., is the United States Managing Director for Intrepid International, S.A. (Panama). He is fluent in the Spanish Language. His biographical information is found under Item 5 of this Part, Directors, Executive Officers, Promoters and Control Persons.

     The officers and directors of Intrepid International, Ltd. (Nevada) (Intrepid US) are two individuals; Kirt W. James, and J. Dan Sifford, Jr., which two individuals are our officers and directors. Their biographical information is found under Item 5 of this Part, Directors, Executive Officers, Promoters and Control Persons. These two persons are only persons in direct, day to day control of our affairs. The Officers, Owners and Directors of the Panama parent do not direct or participate in our management.


     ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.


 (A) FINANCIAL STATEMENTS. AUDITED FINANCIAL STATEMENTS: for the years ended December 31, 1999 and 1998, are provided as Financial Statement: Attachment F-99, following the body of filing.

 (B)  FORM  8-K  REPORTS.  None.

 (C)  EXHIBITS.  Please  see  Exhibit  Index  following,  for  other  Exhibits.


  Exhibit
   Table
     #      Table  Category  /  Description  of  Exhibit            Page  Number
--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
F-99     Audited  Financial Statements for the years ended
         December 31, 1999 and 1998.                                          60
--------------------------------------------------------------------------------
            [2]   ARTICLES/CERTIFICATES OF INCORPORATION, AND BY-LAWS
--------------------------------------------------------------------------------
 3.1     Articles of Incorporation: DP Charters, Inc., a Nevada Corporation   69
 3.2     By-Laws: DP Charters, Inc.                                           72
--------------------------------------------------------------------------------

dated:  August  22,  2000

                                DP CHARTERS, INC.
                                       by

 /s/ Kirt W. James           /s/J. Dan Sifford, Jr.
     Kirt  W.  James            J.  Dan  Sifford,  Jr.
     president/director         secretary/director

--------------------------------------------------------------------------------
                      FINANCIAL STATEMENTS: ATTACHMENT F-99

                          AUDITED FINANCIAL STATEMENTS:

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998.
--------------------------------------------------------------------------------

                                 C O N T E N T S

Independent  Auditors  Report  .                                   62

Balance  Sheets                                                    63

Statements  of  Operations                                         64

Statements  of  Stockholders  Equity  .                            65

Statements  of  Cash  Flows       .                                66

Notes  to  the  Financial  Statements  .                           67

                          INDEPENDENT AUDITOR S REPORT


To the Board of Directors and Stockholders of D P Charters, Inc.

We have audited the accompanying balance sheets of D P Charters, Inc. (a Development Stage Company) as of December 31, 1999 and 1998 and the related statements of operations, stockholders equity and cash flows for the years ended December 31, 1999 and 1998 and from December 18, 1997 through December 31, 1997 and from inception on December 18, 1997 through December 31, 1999. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of D P Charters, Inc. (a Development Stage Company) as of December 31, 1999 and 1998 and the related statements of operations, stockholders equity and cash flows for the years ended December 31, 1999 and 1998 and from December 18, 1997 through December 31, 1997 and from inception on December 18, 1997 through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no operations and is dependent upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Crouch, Bierwolf & Chisholm
   Crouch, Bierwolf & Chisholm
Salt  Lake  City,  Utah
February  24,  2000

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                                 Balance Sheets

                                     ASSETS
--------------------------------------------------------------------------------
                                                              December  31,
                                                         1999               1998
Current  assets
Cash                                                     $996            $12,321
Advance  to  shareholder  (Note  4)                    10,000                  0
Total  Current  Assets                                 10,996             12,321
Other  Assets
Organizational  Costs  (Net  of
Amortization)(Note  1)                                      0             16,000
Total  Other  Assets                                        0             16,000
Total  Assets                                         $10,996            $28,321
                      LIABILITIES AND STOCKHOLDERS  EQUITY
Current  Liabilities
   Advance  from  shareholder  (Note  4)              $10,000                  0
      Total  Assets                                   $10,000                 $0
Stockholders  Equity
Common  Stock,  authorized
100,000,000  shares  of  $.001  par  value,
issued  and  outstanding  27,656,000  and
26,400,000,  respectively                             27,656              26,400
Additional  Paid  in  Capital                        205,444             193,600
   Less:  Subscriptions Receivable                      (600)                  0
   Deficit  Accumulated  During  the
     Development  Stage                             (231,504)          (191,679)
       Total  Stockholders  Equity                       996              28,321
Total  Liabilities  and  Stockholders  Equity        $10,996             $28,321
================================================================================

    The  accompanying  notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                            Statements of Operations

                                                      From inception      From
                                                      on  December Inception  on
                                        For  the  Years  18, 1997   December 18,
                                            Ended         through  1997  through
                                        December 31,   December 31 December 31,
                                       1999        1998       1997          1999
--------------------------------------------------------------------------------
Revenues:                                 $0          $0           $0         $0
Expenses:
General  &  Administrative           (27,825)   (191,527)        (152) (219,504)
Total Expenses                       (27,825)   (191,527)        (152) (219,504)
Net  (Loss)  Before  Cumulative
Effect  of  Accounting  Change       (27,825)   (191,527)        (152) (219,504)
Cumulative  Effect  of
Accounting  Change                   (12,000)          0            0   (12,000)
Net (Loss)                          $(39,825)  $(191,527)       $(152)$(231,504)
Net  (Loss)  Per  Share:
Loss  before  cumulative  effect
of accounting change                       0       (0.01)           0     (0.01)
Cumulative Effect of Accounting Change     0           0            0          0
Net (Loss) Per Share                      $0      $(0.01)          $0    $(0.01)
Weighted  average  shares
outstanding                       27,342,150  26,272,000   21,904,000 25,172,717
================================================================================

     The  accompanying  notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                        Statement of Stockholders  Equity

                                        Additional
                                        Paid-in
                                   Capital
                    Common  Stock               (Discount  on
Subscriptions                    Retained
                            Shares      Amount     Stock)   Receivable   Deficit
--------------------------------------------------------------------------------
Balance at beginning of
Development stage-
December  18,  1997             0           $0        $0          $0          $0

Shares  issued  for
organizational  costs  20,000,000       20,000         0           0           0

Shares  issued  for
cash  at  $.03125
per  share              3,808,000        3,808   115,192           0           0

Net  loss  December
31,  1997                       0            0         0           0       (152)

Balance,  December
31,  1997              23,808,000       23,808   115,192           0       (152)

Shares  issued  for  cash  at  $.03125
  per  share            2,592,000        2,592    78,408           0           0

Net  loss  December
31,  1998                       0            0         0           0   (191,527)

Balance,  December
31,  1998              26,400,000       26,400   193,600           0   (191,679)

Shares  issued  for  subscription
receivable at
$.10 per share              6,000            6       594        (600)          0

Shares  issued  for  services  at  $.01
 per  share             1,250,000        1,250    11,250           0           0

Net  loss  December
31,  1999                       0            0         0           0    (39,825)
Balance,  December
31, 1999               27,656,000      $27,656  $205,444       $(600) $(231,504)
================================================================================

     The  accompanying  notes are an integral part of these financial statements

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                             Statement of Cash Flows

                                                      From              From
                                                    Inception on    Inception on
                                                     December 18,   December 18,
                                                       1997             1997
                                                      through          through
                                        December 31,  December 31,  December 31,
                                1999         1998          1997             1999
--------------------------------------------------------------------------------
Cash  Flows  form  Operating  Activities

Net  loss                   $(39,825)   $(191,527)       $(152)       $(231,504)
Adjustments  to  reconcile
net  loss  to  net  cash
provided  by  operations
Amortization                  16,000        4,000            0            20,000
Shares issued for services    12,500            0            0            12,500
Increase  in  Receivables    (10,000)           0            0          (10,000)
Increase  in  Payables        10,000            0            0            10,000
Net  Cash  Flows  used  in
Operating  Activities        (11,325)    (187,527)        (152)        (199,004)
Cash Flows from Investment
Activities:                        0            0            0                 0
Cash  Flows  from  Financing
Activities:
Proceeds  from  Issuance
of  stock                          0       81,000      119,000           200,000
Net  increase (decrease)
in  cash                     (11,325)    (106,527)     118,848               996
Cash,  beginning  of  year    12,321      118,848            0                 0
Cash,  end of year              $996      $12,321     $118,848              $996
Supplemental  Cash  Flow  Information
Cash  Paid  for:
Interest                          $0           $0           $0                $0
Taxes                             $0           $0           $0                $0
================================================================================

     The  accompanying  notes are an integral part of these financial statements

Supplemental  Non-cash  Disclosure:
In 1997, the shareholders paid $20,000 of organizational costs for the Company. The Company reimbursed the $20,000 by issuing 20,000,000 shares of common stock. In 1999, the Company issued 1,250,000 of its common stock for services valued at $12,500.

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                           December 31, 1999 and 1998


NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

     D P Charters, Inc., ( the Company ) is a Nevada corporation organized on December 18, 1997. The Company was formed to provide a charter yacht service from the Dana Point harbor located in Dana Point, Orange County, California but operations never commenced. It is the intent of management to raise capital in order to secure business operations.

     b.  Accounting  Method

     The Company recognizes income and expenses on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

     The  computation  of  earnings  per  share  of common stock is based on the
weighted  average  number     of shares outstanding at the date of the financial
statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating losses totaling approximately $231,500 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2012. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused. Accordingly, per FASB 109 the potential tax benefits of the loss carryforward are offset by the valuation of the same amount.

    Deferred tax assets and the valuation account is as follows at December 31, 1999 and 1998.

                                                               December  31,
                                                         1999               1998
--------------------------------------------------------------------------------
NOL  carrryforward                                   $     78,710        $58,005
Valuation  allowance                                      (78,710)      (58,005)
                                                     ===========================
Total                                                $          0        $     0

     f.   Organizational  Costs

   In 1997, the shareholders paid $20,000 in organizational costs. The Company reimbursed the shareholders by issuing 20,000,000 shares of common stock at $.001 par value. These costs were being amortized on a straight-line method over a 60 month period beginning January 1, 1998, however, during January 1999 the remaining balance was written off in connection with a change in accounting principle (See Note 5). These costs will be recovered only if the Company is able to generate a positive cash flow from operations.

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                       Notes to The  Financial Statements
                           December 31, 1999 and 1998

NOTE  1  -  Summary  of  Significant  Accounting  Policies  (continued)

     g.   Use  of  estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements and other assets involve extensive reliance on management s estimates. Actual results could differ from those estimates.

NOTE  2  -  Going  Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management s plan to raise additional funds to begin its intended operations.

NOTE  3  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE  4  -  Related  Party  Transactions

During 1999 and 1998, $10,000 and $58,500, respectively was paid in consulting fees to a company owned by shareholders of the Company.

During 1999, shareholders loaned the Company $13,000. The Company made payments of $3,000 on these loans and the balance payable at December 31, 1999 is $10,000.

During 1999, the Company advanced a shareholder $10,000. The balance of this receivable at December 31, 1999 is $10,000.

NOTE  5  -  Change  in  Accounting  Principles

During the year ended December 31, 1999, the Company changed its method of amortization of organizational costs in accordance with SOP 98-5 and expensed the remaining balance. The effect of this change was to decrease net income for the year ended December 31, 1999 by $12,000 ($0.00 per share).

NOTE  6  -  Stockholders  Equity

In January 1999, the Company issued 6,000 shares of its common stock for a subscription receivable of $600.

In April 1999, the Company issued 1,250,000 shares of its common stock for services valued at $12,500.

--------------------------------------------------------------------------------
                                   EXHIBIT 3.1

                           ARTICLES OF INCORPORATION:
                     DP CHARTERS, INC., A NEVADA CORPORATION
--------------------------------------------------------------------------------

                            ARTICLES OF INCORPORATION
                                       OF
                                DP CHARTERS, INC.


     ARTICLE  I.  The  name  of  the  Corporation  is  DP  CHARTERS,  INC.

     ARTICLE II. Its principal and registered office in the State of Nevada is 774 Mays Boulevard, Suite 10, Incline Village NV 89451. The initial registered agent for services of process at that address is N&R Ltd. Group, Inc. a Nevada Corporation.

     ARTICLE III. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America. The period of existence of the corporation shall be perpetual.

     ARTICLE IV. The corporation shall have authority to issue an aggregate of One Hundred Million (100,000,000) shares of common voting equity stock of par value one mil ($0.001) per share, and no other class or classes of stock, for a total capitalization of $100,000. The corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

     ARTICLE V. No shareholder shall be entitled to any preemptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue, nor shall any shareholder possess cumulative voting rights at any shareholders meeting, for the purpose of electing Directors, or otherwise.

     ARTICLE VI. The affairs of the corporation shall be governed by a Board of Directors of not less than one (1) nor more than (7) persons. The Incorporator William Stocker attorney at law, 219 Broadway Suite 261, Laguna Beach CA 92651 shall serve as sole initial director.

     ARTICLE VII. The Capital Stock, after the amount of the subscription price or par value, shall not be subject to assessment to pay the debts of the corporation, and no stock issued, as paid up, shall ever be assessable or assessed.

     ARTICLE VIII. The initial By-laws of the corporation shall be adopted by its Board of Directors. The power to alter, amend or repeal the By-laws, or adopt new By-laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.


     ARTICLE IX. The name and address of the Incorporator (Initial Director) of the corporation is William Stocker attorney at law, 219 Broadway Suite 261, Laguna Beach CA 92651.

     I THE UNDERSIGNED, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant the General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have set my hand hereunto this Day, December 16, 1997.


                               /s/William Stocker
                                 William Stocker
                                 attorney at law
                                  Incorporator

--------------------------------------------------------------------------------
                                   EXHIBIT 3.2

                            BY-LAWS: DP CHARTERS, INC.
--------------------------------------------------------------------------------

                                     BY-LAWS
                                       OF
                                DP CHARTERS, INC.
                              A NEVADA CORPORATION


                                    ARTICLE I
                                CORPORATE OFFICES


     The principal office of the corporation in the State of Nevada shall be located at 774 Mays Blvd. Suite 10, Incline Village NV 89451. The corporation may have such other offices, either within or without the State of incorporation as the board of directors may designate or as the business of the corporation may from time to time require.


                                   ARTICLE II
                             SHAREHOLDERS' MEETINGS

SECTION  1.  PLACE  OF  MEETINGS

     The directors may designate any place, either within or without the State unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the State unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

SECTION  2.  ANNUAL  MEETINGS

     The time and date for the annual meeting of the shareholders shall be set by the Board of Directors of the Corporation, at which time the shareholders shall elect a Board of Directors and transact any other proper business. Unless the Board of Directors shall determine otherwise, the annual meeting of the shareholders shall be held on the second Monday of March in each year, if not a holiday, at Ten o'clock A.M., at which time the shareholders shall elect a Board of Directors and transact any other proper business. If this date falls on a holiday, then the meeting shall be held on the following business day at the same hour.

SECTION  3.  SPECIAL  MEETINGS

     Special meetings of the shareholders may be called by the President, the Board of Directors, by the holders of at least ten percent of all the shares entitled to vote at the proposed special meeting, or such other person or persons as may be authorized in the Articles of Incorporation.


SECTION  4.  NOTICES  OF  MEETINGS

     Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by the direction of the president, or secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.
Closing  of  Transfer  Books  or  Fixing  Record  Date.

     (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case twenty (20) days. If the stock transfer books be closed for the purpose of determining stockholders entitled to notice or to vote at a meeting of stockholders, such books shall be closed for at least twenty
(20)  days  immediately  preceding  such  meeting.

     (b) In lieu of closing the stock transfer books, the directors may prescribe a day not more than sixty (60) days before the holding of any such meeting as the day as of which stockholders entitled to notice of the and to vote at such meeting must be determined. Only stockholders of record on that day are entitled to notice or to vote at such meeting

     (c) The directors may adopt a resolution prescribing a date upon which the stockholders of record are entitled to give written consent to actions in lieu of meeting. The date prescribed by the directors may not precede nor be more than ten (10) days after the date the resolution is adopted by directors.

SECTION  5.  VOTING  LIST.

     The officer or agent having charge of the stock transfer books for the shares of the corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each, which list, for a period of ten
(10) days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at the meeting of stockholders.


SECTION  6.  QUORUM.

     At any meeting of stockholders, a majority of fifty percent plus one vote, of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the outstanding shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION  7.  PROXIES.

     At all meetings of the stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. Such proxies may be deposited by electronic transmission.

SECTION  8.  VOTING.

     Each stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these by-laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such shareholder. Upon the demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of Nevada.

SECTION  9.  ORDER  OF  BUSINESS.

     The order of business at all meetings of the stockholders, shall be as follows:

     a.     Roll  Call.
     b.     Proof  of  notice  of  meeting  or  waiver  of  notice.
     c.     Reading  of  minutes  of  preceding  meeting.
     d.     Reports  of  Officers.
     e.     Reports  of  Committees.
     f.     Election  of  Directors.
     g.     Unfinished  Business.
     h.     New  Business.


SECTION  10.  INFORMAL  ACTION  BY  STOCKHOLDERS.

     Unless otherwise provided by law, any action required to be taken, or any other action which may be taken, at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof. Unless otherwise provided by law, any action required to be taken, or any other action which may be taken, at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a Majority of all of the stockholders entitled to vote with respect to the subject matter thereof at any regular meeting called on notice, and if written notice to all shareholders is promptly given of all action so taken.

SECTION  11.  BOOKS  AND  RECORDS.

     The Books, Accounts, and Records of the corporation, except as may be otherwise required by the laws of the State of Nevada, may be kept outside of the State of Nevada, at such place or places as the Board of Directors may from time to time appoint. The Board of Directors shall determine whether and to what extent the accounts and the books of the corporation, or any of them, other than the stock ledgers, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of this Corporation, except as conferred by law or by resolution of the stockholders or directors. In the event such right of inspection is granted to the Stockholder(s) all fees associated with such inspection shall be the sole expense of the Stockholder(s) demanding the inspection. No book, account, or record of the Corporation may be inspected without the legal counsel and the accountants of the Corporation being present. The fees charged by legal counsel and accountants to attend such inspections shall be paid for by the Stockholder demanding the inspection.


                                   ARTICLE III
                               BOARD OF DIRECTORS

SECTION  1.  GENERAL  POWERS.

     The business and affairs of the corporation shall be managed by its board of directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these by-laws and the laws of this State.

SECTION  2.  NUMBER,  TENURE,  AND  QUALIFICATIONS.

     The number of directors of the corporation shall be a minimum of one (l) and a maximum of nine (7), or such other number as may be provided in the Articles of Incorporation, or amendment thereof. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

SECTION  3.  REGULAR  MEETINGS.

     A regular meeting of the directors, shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders. The directors may provide, by resolution, the time and place for holding of additional regular meetings without other notice than such resolution.


SECTION  4.  SPECIAL  MEETINGS.

     Special meetings of the directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

SECTION  5.  NOTICE.

     Notice of any special meeting shall be given at least one day previously thereto by written notice delivered personally, or by telegram or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

SECTION  6.  QUORUM.

     At any meeting of the directors fifty (50) percent shall constitute a quorum for the transaction of business, but if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION  7.  MANNER  OF  ACTING.

     The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors.

SECTION  8.  NEWLY  CREATED  DIRECTORSHIPS  AND  VACANCIES.

     Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of the majority of the directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the stockholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

SECTION  9.  REMOVAL  OF  DIRECTORS.

     Any or all of the directors may be removed for cause by vote of the stockholders or by action of the board. Directors may be removed without cause only by vote of the stockholders.

SECTION  10.  RESIGNATION.

     A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.


SECTION  11.  COMPENSATION.

     No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

SECTION  12.  EXECUTIVE  AND  OTHER  COMMITTEES.

     The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of one (l) or more directors. Each such committee shall serve at the pleasure of the board.


                                   ARTICLE IV
                                    OFFICERS


SECTION  1.  NUMBER.

     The officers of the corporation shall be the president, a secretary and a treasurer, each of whom shall be elected by the directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors.

SECTION  2.  ELECTION  AND  TERM  OF  OFFICE.

     The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the stockholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. In the event that no election of officers be held by the directors at that time, the existing officers shall be deemed to have been confirmed in office by the directors.

SECTION  3.  REMOVAL.

     Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgement the best interest of the corporation would be served thereby, but such removal shall be without prejudice to contract rights, if any, of the person so removed.

SECTION  4.  VACANCIES.

     A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors for the unexpired portion of the term.

SECTION  5.  PRESIDENT.

     The president shall be the principal executive officer of the corporation and, subject to the control of the directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the directors. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

SECTION  6.  CHAIRMAN  OF  THE  BOARD.

     In the absence of the president or in the event of his death, inability or refusal to act, the chairman of the board of directors shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The chairman of the board of directors shall perform such other duties as from time to time may be assigned to him by the directors.

SECTION  7.  SECRETARY.

     The secretary shall keep the minutes of the stockholders' and of the directors' meetings in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these by-laws or as required, be custodian of the corporate records and of the seal of the corporation and keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder, have general charge of the stock transfer books of the corporation and in general perform all the duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the directors.

SECTION  8.  TREASURER.

     If required by the directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these by-laws and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the directors.


SECTION  9.  SALARIES.

     The salaries of the officers shall be fixed from time to time by the directors and no officer shall be prevented from receiving such salary by reason of fact that he is also a director of the corporation.


                                    ARTICLE V
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION  1.  CONTRACTS.

     The directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION  2.  LOANS.

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors. Such authority may be general or confined to specific instances.

SECTION  3.  CHECKS,  DRAFTS,  ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

SECTION  4.  DEPOSITS.

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the directors may select.


                                   ARTICLE VI
                                   FISCAL YEAR

     The fiscal year of the corporation shall begin on the 1st day of January in each year, or on such other day as the Board of Directors shall fix.


                                   ARTICLE VII
                                    DIVIDENDS

     The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.


                                  ARTICLE VIII
                                      SEAL

     The directors may provide a corporate seal which shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words, "Corporate Seal".


                                   ARTICLE IX
                                WAIVER OF NOTICE

     Unless otherwise provided by law, whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these by-laws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                    ARTICLE X
                                   AMENDMENTS

     These by-laws may be altered, amended or repealed and new by-laws may be adopted in the same manner as their adoption, by the Board of Directors if so adopted; by a vote of the stockholders representing a majority of all the shares issued and outstanding, if so adopted or adopted by the Board of Directors; or, in any case, at any annual stockholders' meeting or at any special stockholders' meeting when the proposed amendment has been set out in the notice of such meeting.


                                  CERTIFICATION

     THE SECRETARY of the Corporation hereby certifies that the foregoing is a true and correct copy of the By-Laws of the Corporation named in the title thereto and that such By-Laws were duly adopted by the Board of Directors of said Corporation on the date set forth below.

EXECUTED,  AND  CORPORATE  SEAL  AFFIXED,  this  day  of  December  16,  1997.




                                /s/J. Dan Sifford
                                 J. Dan Sifford
                                    Secretary

--------------------------------------------------------------------------------
                                     Annex C

                     SEPTEMBER 30, 2000 QUARTERLY REPORT FOR
                                DP CHARTERS, INC.
                                  ON FORM 10-QSB
--------------------------------------------------------------------------------

                                   FORM 10-QSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


          [X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    For the Quarter ended September 30, 2000

                                       AND

          [ ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        COMMISSION FILE NUMBER:  0-27131

                                DP CHARTERS, INC.
             (Exact name of Registrant as specified in its charter)


   Nevada                                                             88-0381258
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


34700  Pacific  Coast  Highway,  Suite  303  Capistrano  Beach  CA         92624
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (949)  248-9561


Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None


Securities  registered  pursuant  to  Section  12(g)  of the Act:     27,656,000

Yes [X] No [ ] (Indicate by check mark whether the Registrant (1) has filed all report required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

As of September 30, 2000, the number of shares outstanding of the Registrant's Common Stock was 27,656,000.

                          PART I: FINANCIAL INFORMATION



                         ITEM 1.   FINANCIAL STATEMENTS.


     Attached hereto and incorporated herein by this reference are consolidated unaudited financial statements (under cover of Exhibit 00-FQ3) for the nine months ended September 30, 2000.



       ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (A) STATUS OF OUR FORM 10-SB. We filed a 1934 Act Registration which is currently effective. That registration statement was voluntarily filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, in order to comply with the requirements of National Association of Securities Dealers for submission for quotation on the Over the Counter Bulletin Board, often called "OTCBB". Our common stock is presently quoted on the OTCBB under the symbol DPCI. The requirements of the OTCBB are that the financial statements and information about the Registrant be reported periodically to the Commission and be and become information that the public can access easily.

 (B) HISTORY AND RENEWAL OF OUR BUSINESS PLAN. This Corporation ("the Registrant", "we", "our" and "us") was duly incorporated in Nevada on December 18, 1997, as DP Charters, Inc., with the intention of initiating a charter yacht service from the Dana Point Harbor, Orange County, California. We later expanded our business plan to include the organization of scuba dive tours at various world locations.

     During October, November and December of 1997, the conceptual idea of establishing a charter boat operation in Southern California was discussed among Management, and with various friends and acquaintances. The decision to form a company to be funded by those in discussion was taken, based upon the expressed desire of the founders to fund the Registrant initially, pursuant to a private placement in reliance on Rule 504. The formal funding by founders was memorialized about January of 1998.

     Specifically, 20,000,000 shares were issued at par value to the Principal Shareholder, pursuant to Section 4(2) of the Securities Act of 1933. 6,400,000 shares (with warrants) were placed among 19 accredited investors, pursuant to Regulation D, Rule 504, promulgated by the Commission pursuant to Section 3(b) of the 1933 Act. All warrants have expired or been cancelled and are no longer of any further force or effect. Thereafter, in January and April 1999, 6,000 shares and 1,250,000 shares, respectively, were placed pursuant to Rule 504, in each case to a single sophisticated and knowledgeable investor. Each of the foregoing issuances were made, where applicable, to specific exemptions from registration pursuant to State law.

     We had ambitious plans, at that time, to network through travel agencies, upon observing that none of the notable competitors were so networked. Our plans included the development of networking with firms marketing tour packages or tour clubs and firms which could utilize our charter services as a value-added supplement to their Southern California operations. Emphasis was to be placed on identifying easy access to Dana Point Harbor, twenty minutes from Orange County Airport, one hour from San Diego Airport or from Los Angeles International Airport. Arrangements with Dana Point were investigated and the feasibility of its use determined. Management further planned to make its services known to the American Association of Retired Persons, which organization accounts for nearly 500,000 members touring Southern California during the off-season. Plans were made to join the Dana Point Chamber of Commerce, which would provide a cost-free listing in the California tourism magazine and information data-base, with circulation of just under one million copies in six counties and automatic posting with all major hotels throughout the State of California. Plans were made for an Internet web-page, linked to that of the Dana Point Chamber of Commerce.

     All of these intentions, and the best laid plans of Management, were dependant, however, upon securing boats and/or participating boat owners or providers, so that the services could be offered.

     On or about March 5, 1998 and continuing through September, tentative arrangements were reached to acquire boats from a provider in Norway, which had acquired them in foreclosure of a lien, but had no profitable operation in which to use them. The concept was to acquire the boats for stock, but the arrangement called for our common stock achieving acceptance for quotation on the OTC Bulletin Board. During 1998, we paid a consulting fee to the Norwegian group for a joint marketing, advertising and referral program to bring northern European tourists to Southern California's sport fishing market. During 1998 arrangements were made with scuba diving tour group leaders in Florida and Mexico, for possible dive tours in the Florida Keys, the Great Barrier Reef of Australia, the Island of Cozumel off the Yucatan Peninsula of Mexico, and the seas off Egypt.

     By the end of June, 1998, our current unaudited financial statements, indicated a net loss from operations of $155,544.00, $102,470.00 of which represented consulting fees directed to Norway. Our ability to launch was yet dependent upon OTC Bulletin Board acceptance, and comments between the NASD Staff and NASD submitting members were on-going. Delay due to NASD Commenting period for start-up companies was not deemed unusual by management, but shortly before the review of the last set of Comments, the NASD changed its rules for acceptability for new applicant submitters to the effect that the class of common stock to be quoted must have been registered under the Securities Exchange Act of 1934 Act, or we must have made an offering under the Securities Act of 1933, such that the applicant have a Commission file number and actually file and remain current in filing its financial statements with the Commission, and be accessible to the public. Accordingly, the NASD responded to the final set of Comments by qualifying our common stock for quotation on the Pink Sheets, but not on the OTCBB.

     As a result of the poor timing of events, from our point of view, we were unable to consummate the acquisition of the boats and was forced to abandon its original business plan. After some unsuccessful efforts to launch operations, the original business plan was abandoned, on or about May 15, 1999. From that date, until about June 30, 2000, we remained dormant without direction as to our business plan, and concentrated on Registering our common stock under section 12(g) of the Securities Exchange Act of 1934.

     During late June, of this year, our management began evaluating the possibility of renewing our original business plan, to initiate a charter yacht service from the Dana Point Harbor, Orange County, California. We later expanded its business plan to include the organization of scuba dive tours at various world locations, rather than to seek a business combination by way of merger or reverse acquisition.

     We may be the subject of a "Reverse Acquisition". A reverse acquisition is the acquisition of a private ("Target") company by a public company, by which the private company's shareholders acquire control of the public company. While no negotiations are in progress, and no potential targets have been identified, our business plan is to find such a target or targets, and attempt to acquire them for stock. While no such arrangements or plans have been adopted or are presently under consideration, it would be expected that a reverse acquisition of a target company or business would be associated with some private placements and/or limited offerings of our common stock for cash. Such placements, or offerings, if and when made or extended, would be made with disclosure and reliance on the businesses and assets to be acquired, and not upon our present condition.

     During late June, of this year, our management began evaluating the possibility of renewing our original business plan, to initiate a charter yacht service from the Dana Point Harbor, Orange County, California, and the organization of scuba dive tours at various world locations, rather than to seek a business combination by way of merger or reverse acquisition. A decision by management is expected in October of this year, definitively, whether to proceed with such renewal.

 (C) PLAN OF OPERATION FOR THE NEXT TWELVE MONTHS. We will now pursue our original business plan, to initiate a charter yacht service from the Dana Point Harbor, Orange County, California, and the organization of scuba dive tours at various world locations, rather than to seek a business combination by way of merger or reverse acquisition, or its default plan to seek an acquisition partner. Our plan to renew or business plan may fail. We are not ready to search for or to consider any specific acquisition target. The reason for this is our inclination to try to renew and resurrect our original business plan first.

     The process of renewing our original business plan is not conceptually difficult, but may be somewhat more expensive that our original arrangements, for the reason that the acquisition of boats may not be achievable on the terms originally arranged. We had made tentative arrangements to acquire boats from a provider in Norway, which had acquired them in foreclosure of a lien, but had no profitable operation in which to use them. The concept was to acquire the boats for stock, but the arrangement called for our common stock achieving acceptance for quotation on the OTC Bulletin Board. It is possible that we may be able to acquire boats for stock on substantially similar arrangements. It is possible and forseeable that some or all cash, or secured notes may be the only way we can acquire boats now.

      During 1998, we paid a consulting fee to a Norwegian group for a joint marketing, advertising and referral program to bring northern European tourists to Southern California's sport fishing market. During 1998 arrangements were made with scuba diving tour group leaders in Florida and Mexico, for possible dive tours in the Florida Keys, the Great Barrier Reef of Australia, the Island of Cozumel off the Yucatan Peninsula of Mexico, and the seas off Egypt. These arrangements are deemed viable for renewal.

     Management had determined that to renew our business plan, we would need to develop new supplemental funding of approximately $250,000. We are now engaged in discussions with our existing shareholders and other investors known to management to be regular investors in start-up ventures, to determine potential interest in funding a renewal of our program.

 (D) DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. The financial statements for the nine months ended September 30, 2000, reflect minimal changes and no substantial corporate activity. No revenues have been recorded. Legal and professional expenses were incurred this quarter, in connection with our continuing efforts to complete our 1934 act registration. We have no other operating expenses to disclose, and none other were incurred during the last nine months. There has been no substantial change in our financial condition or results of operations this quarter. First we illustrate with the following tables, then we provide some discussion .

Balance Sheet. . . .   9/30/00   6/30/00   12/31/99
---------------------------------------------------
Cash . . . . . . . .  $    996  $    996  $     996
---------------------------------------------------
Accounts Receivable.    10,000    10,000     10,000
---------------------------------------------------
Total Assets . . . .    10,996    73,996    134,195
---------------------------------------------------
Accounts Payable . .    35,899    22,734       0.00
---------------------------------------------------
Shareholder Advances    10,000    10,000     10,000
---------------------------------------------------
Total Liabilities. .    45,899    32,734     10,000
---------------------------------------------------


     There  is  no  substantial  change  in  our  condition.

Operations . . . . . . . .                       .  April 1 to June 30    January 1 to June 30
June 30
Three Months and Six Months                 2000                    1999       2000       1999
------------------------------------------------------------------------------------------------
Revenues:. . . . . . . . . .  $                 0   $                   0   $      0   $      0
------------------------------------------------------------------------------------------------
 Total Revenues. . . . . . .                    0                       0          0          0
------------------------------------------------------------------------------------------------
Expenses:
(General and administrative)              (16,502)                (15,000)   (22,734)   (22,325)
------------------------------------------------------------------------------------------------
 Total Expenses. . . . . . .              (16,502)                (15,000)   (22,734)   (22,325)
------------------------------------------------------------------------------------------------
Net Loss . . . . . . . . . .              (16,502)                (15,000)   (22,734)   (22,325)
------------------------------------------------------------------------------------------------


Operations. . . . . . . . . .                            July 1 to September 30    January 1 to September 30
September 30
Three Months and Nine Months
                                                  2000                         1999       2000       1999
------------------------------------------------------------------------------------------------------------
Revenues: . . . . . . . . . .  $                 5,000   $                        0   $  5,000   $      0
------------------------------------------------------------------------------------------------------------
 Total Revenues . . . . . . .                    5,000                            0      5,000          0
------------------------------------------------------------------------------------------------------------
Expenses:
(General and administrative).                  (18,165)                     (15,000)   (40,899)   (22,325)
------------------------------------------------------------------------------------------------------------
 Total Expenses . . . . . . .                  (18,165)                     (15,000)   (40,899)   (22,325)
------------------------------------------------------------------------------------------------------------
Net Loss. . . . . . . . . . .                  (13,165)                     (15,000)   (35,899)   (22,325)
------------------------------------------------------------------------------------------------------------



     We enjoyed some incidental revenues in the nature of consulting fees. These revenues do not reflect our principal intended operations and provide no indication of future results.

     Our current expenses are primarily legal and professional costs necessitated by our current filing requirements pursuant to the Securities Exchange Act of 1934.

                           PART II: OTHER INFORMATION


                           ITEM 1.  LEGAL PROCEEDINGS

                                      None

                          ITEM 2.  CHANGE IN SECURITIES

                                      None

                    ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

                                      None

           ITEM 4.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

                                      None

                           ITEM 5.  OTHER INFORMATION

     Mr. Sifford, one of our officers and directors filed a voluntary petition in Bankruptcy (Chapter 13) on October 2, 2000.


                    ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

     On or about August 25, 2000, we announced that our 1934 Act Registration was clear of SEC comments.

                                  EXHIBIT INDEX

                       FINANCIAL STATEMENTS AND DOCUMENTS
               FURNISHED AS A PART OF THIS REGISTRATION STATEMENT

     Exhibit 00-FQ3: Financial Statements (Un-Audited) for the three months and nine months ended September 30, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-Q Report for the Quarter ended September 30, 2000, has been signed below by the following person on behalf of the Registrant and in the capacity and on September 30, 2000 as indicated.

Dated:  October  12,  2000

                                DP CHARTERS, INC.
                                       by
/S/Kirt W. James             /S/J. Dan Sifford, Jr.
   Kirt  W.  James              J.  Dan  Sifford,  Jr.
   president/director           secretary/director

--------------------------------------------------------------------------------
                                 EXHIBIT 00-FQ3

                         UN-AUDITED FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                DP CHARTERS, INC.
                            BALANCE SHEET (UNAUDITED)
                   For the fiscal year ended December 31, 1999
                  And the nine months ended September 30, 2000

                                                             September 30,    December 31,
                                                                  2000           1999
---------------------------------------------------------------------------------------
                                                             (Unaudited)
ASSETS

CURRENT ASSETS
Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $          996   $         996
TOTAL CURRENT ASSETS . . . . . . . . . . . . . . . . .             996             996
---------------------------------------------------------------------------------------
OTHER ASSETS

Accounts receivable. . . . . . . . . . . . . . . . . .          10,000          10,000

TOTAL OTHER ASSETS . . . . . . . . . . . . . . . . . .          10,000          10,000
---------------------------------------------------------------------------------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .  $       10,996   $      10,996
=======================================================================================
LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable . . . . . . . . . . . . . . . . . . .  $       35,899   $           0
Advance from shareholder . . . . . . . . . . . . . . .          10,000          10,000
---------------------------------------------------------------------------------------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . .  $       45,899   $      10,000
=======================================================================================
STOCKHOLDERS' EQUITY

Common Stock, $.001 par value; authorized 100,000,000
   shares; issued and outstanding, 27,656,000 shares,
   and 27,656,000 shares respectively. . . . . . . . .          27,656          27,656
Additional Paid-In Capital . . . . . . . . . . . . . .         205,444         205,444
Accumulater Equity (Deficit) . . . . . . . . . . . . .        (268,003)       (232,104)
---------------------------------------------------------------------------------------
Total Stockholders' Equity . . . . . . . . . . . . . .         (34,903)            996
---------------------------------------------------------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY . . . . . . .  $       10,996   $      10,996
=======================================================================================

   The accompanying notes are an integral part of these financial statements.

                                DP CHARTERS, INC.
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                           September 30, 1999 and 2000

                                                                                                        From
                                                                                                    Inception on
                                  From July        From July        From January     From January     March 26,
                                 1, 2000 to.       1, 1999 to       1, 2000 to       1, 1999 to     1999 through
                                September 30,      September 30,    September 30,    September 30,  September 30,
                                     2000             1999             2000              1999           2000
-----------------------------------------------------------------------------------------------------------
Revenues. . . . . . . . .  $        5,000              -0-   $        5,000              -0-   $     5,000
-----------------------------------------------------------------------------------------------------------
Net Loss from Operations.          18,165           15,000           40,899           22,325       272,403
===========================================================================================================
Net Income (Loss) . . . .        ($13,165)        ($15,000)        ($35,899)        ($22,325)    ($267,403)
===========================================================================================================
Loss per Share. . . . . .  $      0.00048   $      0.00055   $      0.00130   $      0.00082   $   0.01036
===========================================================================================================
Weighted Average
    Shares Outstanding. .      27,656,000       27,342,150       27,656,000       27,342,150    25,814,915
===========================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                DP CHARTERS, INC.
                       STATEMENTS OF CASH FLOW (UNAUDITED)
                      For the year ended December 31, 1999
                And the periods ended September 30, 1999 and 2000

                                                From
                                                Inception on
                                                December 18,
      1997 through
      September 30,
                                                         2000       1999        2000
-------------------------------------------------------------------------------------
Operating Activities

Revenues . . . . . . . . . . . . . . . . . . .  $       5,000   $      0   $   5,000
Net Income (Loss). . . . . . . . . . . . . . .        (35,899)   (22,325)   (267,403)
Less items not effecting cash:
shares issued for services . . . . . . . . . .              0          0      12,500
organization costs . . . . . . . . . . . . . .              0     16,000      20,000
Increase in payables . . . . . . . . . . . . .         35,899          0      35,899
-------------------------------------------------------------------------------------
Net Cash from Operations . . . . . . . . . . .              0     (6,325)   (199,004)
Cash Increase (Decrease) sale of Common Stock.              0          0     200,000
-------------------------------------------------------------------------------------
Net increase (decrease) in cash. . . . . . . .              0     (6,325)        996
Beginning Cash . . . . . . . . . . . . . .. ..            996     12,321           0
Cash as of Statement Date. . . . . . . . . . .  $         996   $  5,996   $     996
=====================================================================================

   The accompanying notes are an integral part of these financial statements.

                                DP CHARTERS, INC.
             STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)(UNAUDITED)
             For the period from inception of the Development Stage
                On December 18, 1997, through December 31, 1997,
                 For the years ended December 31, 1998 and 1999
                And for the nine months ended September 30, 2000

                                                          Additional         Accumulated      Total Stock-
                                  Common      Par           Paid-In            Equity         holders' Equity
                                  Stock       Value         Capital           (Deficit)          (Deficit)
----------------------------------------------------------------------------------------------------------
Common Stock issued at inception  20,000,000  $     20,000  $           0   $        0   $         20,000

Sale of Common Stock . . . . . .   3,808,000         3,808        115,192            0                  0

Loss during 1997 . . . . . . . .           0             0              0         (152)                 0
----------------------------------------------------------------------------------------------------------
Balance at December 31, 1997 . .  23,808,000        23,808        115,192         (152)           138,848

Sale of Common Stock . . . . . .   2,592,000         2,592         78,408            0                  0

Loss during 1998 . . . . . . . .           0             0       (191,527)           0

Balance at December 31, 1998 . .  26,400,000  $     26,400  $     193,600    ($191,679)  $         28,321
----------------------------------------------------------------------------------------------------------
Sale of Common Stock . . . . . .       6,000             6            594         (600)                 0

Sale of Common Stock . . . . . .   1,250,000         1,250         11,250            0                  0

Loss during 1999 . . . . . . . .           0             0              0      (39,825)                 0
----------------------------------------------------------------------------------------------------------
Balance at December 31, 1999 . .  27,656,000        27,656        205,444     (232,104)               996

Loss during period ended
     September 30, 2000. . . . .           0             0              0      (35,899)                 0
----------------------------------------------------------------------------------------------------------
Balance at September 30, 2000. .  27,656,000  $     27,656  $     205,444    ($268,003)          ($34,903)
==========================================================================================================

   The accompanying notes are an integral part of these financial statements.

                               D P CHARTERS, INC.
                          (a Development Stage Company)
                        Notes to The Financial Statements
       December 31, 1999 and the periods ended September 30, 1999 and 2000


NOTES  TO  FINANCIAL  STATEMENTS

D P Charters, Inc., ("the Company") has elected to omit substantially all footnotes to the financial statements for the nine months ended September 30, 2000, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Report filed on Form 10-KSB for the Fiscal year ended December 31, 1999.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

--------------------------------------------------------------------------------
                                     Annex D

                                November 30, 2000
                         UNAUDITED FINANCIAL STATEMENTS
                          TriLucent Technologies, Inc.
--------------------------------------------------------------------------------

                          TriLucent Technologies, Inc.
                                 BALANCE SHEETS
                          (A Development Stage Company)

                                                     November 30,
                                                         2000
ASSETS                                               (unaudited)
--------------------------------------------------  --------------

Current Assets
Cash                                                    $   2,042
Total Current Assets                                    $   2,042
                                                        ---------
Other Assets
Relucent (Note 3)                                       $  50,000
Total Other Assets                                      $  50,000
                                                        ---------
Total Assets                                            $  52,042

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Notes Payable (Note 4)                                   $ 85,000
                                                         --------
Total Liabilities                                        $ 85,000
                                                         --------
Stockholders' Equity
Common Stock, no par value;                              $      0
50,000,000 Shares authorized,
10,200 shares issued and outstanding respectively
Additional Paid-In Capital                               $ 10,200
Deficit Accumulated During the Development Stage        ($43,158)
                                                         --------
Total Stockholders' Equity                              ($32,958)
                                                         --------
Total Liabilities and Stockholders' Equity               $ 52,042
                                                         ========

  The accompanying notes are an integral part of these financial statements.

                          TriLucent Technologies, Inc.
                      Consolidated Statements of Operations
                          (A Development Stage Company)
                                   (Unaudited)


                               From Inception on
                                  May 8, 2000
                                 November 30,
                                     2000
-------------------------------------------------
Revenue                                $        0
                                       ----------
Expenses
General & Administrative               $   43,158
                                       ----------
Total Expenses                         $   43,158
                                       ----------
Net Income (Loss)                      $ (43,158)
                                       ==========
Net Income (Loss) per share            $     (19)
                                       ==========
Weighted average
Outstanding shares                     $    2,278
                                       ==========

  The accompanying notes are an integral part of these financial statements.

                          TriLucent Technologies, Inc.
                        Consolidated Stockholders' Equity
                          (A Development Stage Company)
                                   (Unaudited)

                                                                                        Deficit
                                                                                      Accumulated
                                                                         Additional   During the
                                                    Common Stock           Paid-In    Development
                                                 Shares       Amount       Capital       Stage
-------------------------------------------------------------------------------------------------
Balances at May 8, 2000                               0     $     0        $      0     $       0

Issuance of Common Stock for services            10,200     $     0        $ 10,200     $       0
@ $1.00 per share on October 15, 2000

Net Loss Six months ending November 30, 2000         0      $     0        $      0     $(43,158)
                                                 ------------------------------------------------
Balance November 30, 2000                        10,200     $     0        $ 10,200     $(43,158)
                                                 ================================================

  The accompanying notes are an integral part of these financial statements.

                          TriLucent Technologies, Inc.
                      Consolidated Statement of Cash Flows
                         ( A Development Stage Company)
                                   (Unaudited)

                                               For the 6 months Ending
                                                  November 30, 2000
                                                        2000             1999
-----------------------------------------------------------------------------
Cash Flows from Operating Activities:

Net Loss                                            $ (43,158)        $       0
Adjustment to reconcile net loss to net cash
used by operations:
Amortization                                        $       0         $       0
Change in Prepaid Expenses                          $       0         $       0
Change in Notes Payable                             $  85,000         $       0
                                                    ---------------------------
Net Cash Flow Used in Operating Activities          $  41,842         $       0
                                                    ---------------------------
Cash Flows from Invesment:
Purchase of Assets                                  $ (50,000)        $       0
                                                    ---------------------------
Cash Flows from Financing Activities:
Additional Paid in Capital                          $  10,200         $       0
                                                    ---------------------------
Increase (Decrease) in cash                         $   2,042         $       0
                                                    ---------------------------
Cash as beginning of period                         $       0         $       0
                                                    ---------------------------
Cash at End of Period                               $   2,042         $       0
                                                    ===========================
  The accompanying notes are an integral part of these financial statements.

                          TriLucent Technologies, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                November 30, 2000


NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
a.     Organization

TriLucent Technologies, Inc. was incorporated on July 28, 2000 under the laws of the State of Nevada, primarily for the purpose of exploration of oil and natural gas.

The Company has limited operations, assets and liabilities. Accordingly, the Company is dependent upon management and/or significant shareholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant shareholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

b.  Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a calendar year end.

c.  Cash  and  Cash  Equivalents

Cash equivalents include short-ten-n, highly liquid investments with maturities of three months or less at the time of acquisition

d.  Basic  Loss  Per  Share

The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of financial statements.

e.  Additional  Accounting  Policies

Additional accounting policies will be established once planned principal operations commence. g. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

                          TriLucent Technologies, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                November 30, 2000


NOTE:2  -  GOING-  CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to raise operating capital through a private placement. Until this occurs, shareholders of the Company have committed to meeting the Company's operating expenses.

NOTE  3  -  ASSET  -  RELUCENT

The Company entered into a licensing agreement with Relucent Technologies which grants them right to use certain micro-wave based technologies to facilitate exploration of natural resources. The Licensing term is 15 years and includes an annual royalty payment of $180,000 and provision to purchase the rights for an amount to be determined.


NOTE  4  -  NOTES  PAYABLE  -  RELATED  PARTIES

As of November 30, 2000, the Company had a total of $85,000 in notes payable to Tiburon Group, a private third party investor. This note carries a 10% interest rate payable per annum and is due in one year.